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                                                                    Exhibit 10.1

            SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

     THIS SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT is made this 3rd day of April, 2003, by and between INNOTRAC CORPORATION, a Georgia corporation ("Innotrac"), iFULFILLMENT, iNC., a Georgia corporation ("iFulfillment") (hereinafter individually referred to as a "Borrower," and collectively referred to as the "Borrowers") and SOUTHTRUST BANK, an Alabama banking corporation, successor by conversion to SouthTrust Bank, N.A., a national banking association (the "Bank").

                                R E C I T A L S:

     WHEREAS, the Borrowers have requested Bank to make available to Borrowers a line of credit in the amount of up to $40,000,000.00, and the Bank is willing to make such credit facility available to the Borrowers on the terms and conditions hereinafter set forth and secured as provided in this agreement.

     NOW, THEREFORE, the Borrowers and the Bank agree as follows:

                                   ARTICLE I
                         DEFINED TERMS; GENERAL MATTERS

     1.1 Defined Terms. As used in this Loan and Security Agreement, the following terms shall have the following meanings:

          Account Debtor -- any Person who is or may become obligated under or on account of an Account.

          Accounts -- all "accounts" (including health-care-insurance receivables) of Borrowers, as such terms are defined by the UCC.

          Adjusted Tangible Net Worth -- the aggregate of the (a) par or stated value of all outstanding stock; (b) capital surplus; (c) retained earnings and
(d) the amount of any Subordinated Debt to related or affiliated parties, less
(v) any surplus resulting from any write-up of assets subsequent to the date of this Agreement; (w) the book value of all intangible assets of Borrowers, including, without limitation, any goodwill (including any amount, however designated, representing the excess of the purchase price paid for assets or stock acquired over the value assigned thereto on the books of Borrowers), noncompetition agreements, consulting agreements, patents, trademarks, tradenames and copyrights; (x) the amount paid for any treasury stock reflected as a reduction of the capital surplus or retained earnings accounts; and (y) the amount of any related or affiliated party accounts (including, but not limited to, accounts of subsidiaries, Affiliates or related companies), advances or notes receivable. Deferred tax assets listed on Borrowers' financial statements shall be deemed to constitute tangible assets for purposes of this definition.

          Affiliate -- any director or officer of either of the Borrowers or any Person who, directly, indirectly or beneficially, owns 5% or more of the capital stock of either of the Borrowers or any member of the immediate family of any such officer, director or stockholder, or any corporation or other entity which is controlled by, controls, or is under common control with either of the Borrowers.
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          Aggregate Loan Values -- the lesser of (i) $40,000,000.00 less the aggregate face amount of all issued and outstanding Letters of Credit, or (ii) the sum of the Loan Value of Accounts plus the Loan Value of Inventory.

          Agreement -- this Second Amended and Restated Loan and Security Agreement.

          Applicable Laws -- all laws, rules and regulations applicable to the Person, conduct, transaction, covenant or Loan Document in question, including, but not limited to, all applicable common law and equitable principles; all provisions of all applicable state and federal constitutions, statutes, rules, regulations and order of governmental bodies; and all orders, judgements and decrees of all courts and arbitrators.

          As-Extracted Collateral -- shall mean "as-extracted collateral," as such term is defined or referred to in the UCC.

          Assignment of BellSouth Agreement -- that certain Collateral Assignment Master Services Agreement executed by Innotrac in favor of Bank dated on or about even date hereof, whereby Innotrac collaterally assigns to Bank, and grants to Bank a first priority security interest in, all of Innotrac's right, title and interest in and to the BellSouth Agreement.

          Bank -- SouthTrust Bank, an Alabama banking corporation.

          Base Rate -- the rate of interest designated by the Bank periodically as its Base Rate. The Base Rate is not necessarily the lowest interest rate charged by the Bank. It shall be initially calculated on the date it becomes effective and shall be recalculated by Bank on each date that the Base Rate changes.

          BellSouth Agreement -- shall mean that certain Innotrac Corporation Master Services Agreement No. R13017M dated as of March 8, 2002, executed by and between Innotrac and BellSouth Affiliate Services Corporation, a Georgia corporation, including any and all purchase orders issued thereunder and any and all substitutions, amendments and replacements thereof.

          Borrowers -- shall, collectively, mean Innotrac Corporation, a Georgia corporation and iFulfillment, Inc., a Georgia corporation, jointly and severally.

          Borrower State -- shall mean the State of Georgia.

          Borrowers' Report -- the borrowing base report of Borrowers referred to in Section 2.1(A) of this Agreement.

          Business Day -- a day, other than Saturday, Sunday, or days on which state banks located in Atlanta, Georgia are authorized by law to close.

          Capital Expenditures -- expenditures made or liabilities incurred for the acquisition of any fixed assets, plant, equipment or improvements, replacements, substitutions or additions thereto which have a useful life of more than one year, including the direct or indirect acquisition of such assets by way of increased product or service charges, offset items or otherwise and the principal portion of payments with respect to Capitalized Lease Obligations; provided, however, that the purchase or other acquisition of caller identification equipment or other telecommunications equipment used for sale, rental or lease


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purposes shall not be considered a Capital Expenditure for any purpose whatsoever under this Agreement or any of the other Loan Documents.

          Capitalized Lease Obligations -- any Debt represented by obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP, and the amount of such Debt shall be the capitalized amount of such obligations determined in accordance with GAAP.

          Chattel Paper -- all "chattel paper" (including tangible and electronic chattel paper) of Borrowers, as such terms are defined by the UCC.

          Chief Executive Office State -- shall mean the State of Georgia.

          Closing Date -- the date of this Agreement. The Closing Date is not necessarily the date of initial funding of the Loan and the execution and delivery of this Agreement and acceptance hereof shall not be deemed waiver by Bank of any of the conditions to lending set forth in Article III hereof.

          Collateral -- collectively, all of the following of Borrowers, wherever located, and now owned or hereafter acquired: Accounts, Chattel Paper, Money, Letters of Credit, As-Extracted Collateral, Goods, Timber to be Cut, Inventory, Equipment, Instruments, Investment Property, Documents, Deposit Accounts, Letter-of-Credit Rights, General Intangibles, Supporting Obligations, the BellSouth Agreement, intellectual property, and, to the extent not listed above as original collateral, the proceeds and products of the foregoing and such other interests as may be more specifically or otherwise described in
Section 8.1 hereof and elsewhere in the Loan Documents, and the proceeds and products of each, as the case may be.

          Collateral States -- shall mean, collectively, each State where any Collateral constituting Goods is located.

          Collected Balance -- the book balance in a bank account, minus the aggregate amount of all checks and other items of payment in the process of collection, said amount to be computed in accordance with the Bank's standard practices.

          Commitment Period -- shall mean that period during which Bank is obligated to make advances under the Line of Credit Loan hereunder, as provided in Section 2.1 hereof. The Commitment Period shall commence upon satisfaction of the conditions to lending set forth in Article III and shall continue until June 30, 2005, unless sooner terminated according to the provisions hereof.

          Debt -- the sum of (i) indebtedness for borrowed money or for the deferred purchase price of property or services, (ii) Capitalized Lease Obligations, (iii) all other items which in accordance with GAAP would be included in determining total liabilities as shown on a balance sheet of a Person as at the date as of which Debt is to be determined less any Subordinated Debt to related or affiliated parties.

          Default Rate -- the rate of interest provided in the Notes at which the indebtedness represented thereby is to bear interest after default by Borrowers or the occurrence of an Event of Default, or if no such rate is mentioned, a rate of interest equal to two percent (2.00%) in excess of the rate that would otherwise be applicable, calculated daily and computed on the actual days elapsed over a year of 360 days (unless reference to a 365 or a 366-day year is necessary in order not to exceed the highest rate permitted by Applicable Law), said rate to change as and when the Base Rate changes. Where the term "Default Rate" is applied to any indebtedness or obligation other than that represented by a Note, it shall


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mean a rate of interest equal to two and one-half percent (2.50%) in excess of the Base Rate calculated in accordance with the preceding sentence.

          Deposit Accounts -- shall mean all "deposit accounts" of Borrowers, as such term is defined by the UCC.

          Documents -- shall mean all "documents" of Borrowers, as such term is defined by the UCC.

          Eligible Account -- an Account arising in the ordinary course of each of Borrower's businesses from the sale of goods or rendition of services which Bank, in its sole discretion, deems to be an Eligible Account. Without limiting the generality of the foregoing, no Account shall be an Eligible Account if: (i) it arises out of a sale made by either Borrower to a Subsidiary or to an Affiliate of either Borrower or to a Person controlled by an Affiliate or Subsidiary of either Borrower; or (ii) it is unpaid for more than ninety (90) days after the original due date shown on the invoice; or (iii) it is due or unpaid more than one hundred twenty (120) days after the shipping date; or (iv) it is due or unpaid more than thirty (30) days after the shipping date where no invoice has been rendered within thirty (30) days after the shipping date; or
(v) fifty percent (50%) or more of the Accounts from the Account Debtor are not deemed Eligible Accounts hereunder; or (vi) with the sole exception of Accounts where the Account Debtor is BellSouth Corporation or an affiliate thereof, the total unpaid Accounts of the Account Debtor exceed twenty-five percent (25%) of the net amount of all Accounts, to the extent of such excess; or (vii) any covenant, representation or warranty contained in this Agreement with respect to such Account has been breached; or (viii) the Account Debtor is also Borrowers' or an Affiliate's creditor or supplier, and has either disputed liability with respect to such Account, or has made any claim with respect to any other Account due from such Account Debtor to either Borrower or to an Affiliate, or the Account otherwise is or may become subject to any right of setoff by the Account Debtor or an Affiliate of the Account Debtor; or (ix) the Account Debtor has commenced a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or made an assignment for the benefit of creditors, or a decree or order for relief under the federal bankruptcy laws has been filed against the Account Debtor, or if the Account Debtor has failed, suspended business, ceased to be Solvent, or consented to or suffered a receiver, trustee, liquidator or custodian to be appointed of it or for all or a significant portion of its assets or affairs; or (x) it arises from a sale to an Account Debtor outside the United States or to an Account Debtor who is not a resident of the United States; or (xi) it arises from a sale to the Account Debtor on a bill-and-hold, guaranteed sale, sale-or-return, sale-on-approval, consignment or any other repurchase or return basis; or (xii) Bank believes, in its sole discretion, that collection of such Account is insecure or that payment thereof is doubtful or will be delayed by reason of the Account Debtor's financial condition; or (xiii) the Account Debtor is the United States of America or any department, agency or instrumentality thereof, unless such Borrower assigns its right to payment of such Account to Bank, in form and substance satisfactory to Bank, so as to comply with the Assignment of Claims Act of 1940, as amended; or
(xiv) the Account is subject to a Lien other than from Bank; or (xv) the goods giving rise to such Account have not been delivered to and accepted by the Account Debtor or the services giving rise to such Account have not been performed by such Borrower and accepted by the Account Debtor or the Account otherwise does not represent a final sale; or (xvi) the total unpaid Accounts of the Account Debtor exceed a credit limit determined by Bank, in its sole discretion, to the extent such Account exceeds such limit; or (xvii) the Account is evidenced by chattel paper, a note, or an instrument of any kind, or has been reduced to judgment; or (xviii) Borrower has made any agreement with the Account Debtor for any deduction therefrom, except for discounts or allowances which are made in the ordinary course of business for prompt payment and which discounts or allowances are reflected in the calculation


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of the face value of each invoice related to such Account; or (xviiii) Borrower has made an agreement with the Account Debtor to extend the time of payment thereof so long as such extension is for no longer than ninety (90) days from the invoice date of such Account; or (XX) the Account arises from a retail sale of goods to a Person who is purchasing same primarily for personal, family or household purposes; or (xxi) the Account is deemed ineligible by the Bank in its sole discretion. In addition, Eligible Account shall not include any portion of an Account which consists of service charges, late charges or penalties, interest of Account Debtors, or other charges relating to the extension of credit by Borrower or the timing of payment by Account Debtor. In determining the aggregate amount of Eligible Accounts, there shall be excluded from consideration any credit balance of an Account Debtor which is more than ninety (90) days old as measured from the date of original posting of said credit balance to said Borrower's books and records.

          Eligible Inventory -- Inventory valued at the lesser of cost or current market value, all of which Inventory is, at any given time, (a) not damaged or defective; (b) not sold or segregated for sale and reflected as an Account of a Borrower; (c) not consigned Inventory; (d) not inventory-in-transit or located in a place other than at the locations listed in Section 5.10 of this Agreement; (e) not work-in-process Inventory; (f) not constituting packaging materials and supplies; (g) not Inventory evidenced by non-negotiable warehouse receipts or non-negotiable documents of title which have not been issued in the name of Bank or in which Bank is otherwise properly perfected; (h) not Inventory subject to a negotiable document of title such as a negotiable warehouse receipt or a negotiable bill of lading which has not been issued in the name of Bank or in which Bank is otherwise properly perfected; and (i) not Inventory deemed ineligible by Bank in its sole discretion.

          ERISA -- the Employee Retirement Income Security Act of 1974 and all rules and regulations promulgated thereunder.

          Equipment -- all "equipment" of Borrowers, as such term is defined by the UCC, together with all accessories, parts and additions now or hereafter affixed thereto or used in connection therewith.

          Event of Default -- any one of the events enumerated in Section 10.1 hereof.

          Fixed Charge Coverage -- shall mean, with respect to any particular fiscal period of Borrowers, on a combined and consolidated basis, the ratio of the sum (without duplication) of Borrower's aggregate (i) Net Income, plus
(ii) depreciation, plus (iii) amortization, plus (iv) Lease Expense, plus (vi) Interest Expense for such fiscal period, to the sum (without duplication) of Borrowers' aggregate (i) Lease Expense, plus (ii) Interest Expense, plus (iii) the sum of Borrowers' aggregate Current Maturities of Long-Term Debt, for such fiscal period, all as determined on a consolidated basis.

          GAAP -- generally accepted accounting principles in the United States of America in effect from time to time consistently applied.

          General Intangibles -- all "general intangibles" of Borrowers (including payment intangibles and software), as such terms are defined by the UCC.

          Goods -- shall mean "goods," as such term is defined in the UCC.

          Instruments -- all "instruments" of Borrowers, as such term is defined by the UCC.


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          Interest Period -- shall mean, in the case of the determination of any
LIBOR-based interest rate, a one-, two- or three-month period as determined by Borrowers.

          Inventory -- all "inventory" of Borrowers, as such term is defined by the UCC.

          Inventory Cap -- the sum of $20,000,000.00, said sum being the maximum value that can be given to the Loan Value of Inventory pursuant to this Agreement.

          Investment Property -- all "investment property" of Borrowers, as such term is defined by the UCC.

          Ledger Balance -- the balance reflected on the books of the Bank of the amounts deposited in the Special Collection Accounts as further described in Section 4.2 of this Agreement.

          Letters-of-Credit -- shall mean "letters of credit" as such term is defined in the UCC, specifically including, but not limited to, any and all letters of credit issued by Bank on behalf of Borrowers pursuant to Section 2.1(B) of this Agreement.

          Letter of Credit Loan -- shall mean draws or payments made to beneficiaries under the Letters of Credit issued by Bank on behalf of Borrowers pursuant to Section 2.1(B) of this Agreement.

          Letter-of-Credit Rights -- shall mean all "letter-of-credit rights" of Borrowers, as such term is defined by the UCC.

          Leverage Ratio -- shall mean, for any fiscal period, as to the Borrowers on a combined and consolidated basis, the ratio of the sum of the total Debt minus Subordinated Debt to the sum of combined Adjusted Tangible Net Worth plus Subordinated Debt, all as determined under GAAP.

          "LIBOR" as used herein, means, for any Interest Period, a per annum rate of interest (rounded upwards, if necessary, to the nearest 1/16th of one percent) equal to the "London Interbank Offered Rate (LIBOR)" for contracts with a maturity date equal to the length of the applicable Interest Period, as quoted in the MONEY RATES section of The Wall Street Journal as effective for contracts entered into on the first day of the applicable Interest Period (expressed as a decimal).

          Lien -- any interest in property (real, personal or mixed, and tangible or intangible) securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute or contract, and including, but not limited to, the security interest, security title or Lien arising from a security agreement, mortgage, deed of trust, deed to secure debt, encumbrance, pledge, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term "Lien" shall include covenants, conditions, restrictions, leases and other encumbrances affecting any property. For the purpose of this Agreement, Borrowers shall be deemed to be the owner of any property which they have acquired or hold subject to a conditional sale agreement or other arrangement pursuant to which title to the property has been retained by or vested in some other Person for security purposes.

          Line of Credit Loan -- that certain line of credit loan in the aggregate amount of up to $40,000,000.00 by Bank to Borrowers as more specifically described in Section 2.1(A) hereof.


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          Loan or Loans -- shall mean, collectively, advances under the Line of
Credit Loan made by the Bank to Borrowers, from time to time evidenced by the Note described in Section 2.1(A) of this Agreement (and any substitutions therefor, extensions thereof, or renewal thereof), specifically including any and all Letter of Credit Loans advanced under the Line of Credit, from time to time evidenced by a Letter of Credit described in Section 2.1(B) of this Agreement (and any substitutions therefor, extensions thereof, or renewal thereof).

          Loan Account -- the loan account established on the books of Bank pursuant to Section 2.1 hereof.

          Loan Documents -- this Agreement, the Note, the Assignment of BellSouth Agreement, the Letters of Credit, and each and every mortgage, deed of trust, guarantee, reimbursement agreement, credit agreement, loan agreement, note, security agreement, financing statement or other instrument executed and delivered to evidence the Loans or any other Obligation, to constitute collateral for the Loans or any other Obligation, or to evidence security for the Loans or any other Obligation, and any and all other agreements, instruments, and documents heretofore, now or hereafter, executed by Borrowers and delivered to Bank in respect to the transactions contemplated by this Agreement.

          Loan Value of Accounts -- at any time, an amount expressed as a percentage which will be applied to the aggregate Eligible Accounts of Borrowers to determine an aggregate dollar amount to be included in the Aggregate Loan Values. The Loan Value of Accounts may be reviewed by Bank from time-to-time and adjusted upward or downward in its sole discretion based upon Bank's evaluation of the Eligible Accounts. Initially, the Loan Value of Accounts shall be no greater than eighty-five percent (85%) of the aggregate Eligible Accounts of Borrowers.

          Loan Value of Inventory -- at any time, an amount expressed as a percentage which will be applied to the aggregate Eligible Inventory of Borrowers to determine an aggregate dollar amount to be included in the Aggregate Loan Values. The Loan Value of Inventory may be reviewed by Bank from time-to-time and adjusted upward or downward in its sole discretion based upon Bank's evaluation of the Eligible Inventory. Initially, the Loan Value of Inventory shall be (a) sixty-five percent (65%) of the aggregate net book value of Eligible Inventory of Innotrac purchased for resale to customers of BellSouth Corporation or its affiliates pursuant to the terms and conditions of the BellSouth Agreement, plus (b) fifty percent (50%) of the aggregate net book value of other Eligible Inventory of Borrowers; provided however, that the Loan Value of Inventory referenced above with respect to Eligible Inventory of Innotrac purchased for resale to customers of BellSouth Corporation shall only be computed at sixty-five percent (65%) (as opposed to fifty percent (50%)), if BellSouth Corporation executes a consent to the Assignment of BellSouth Agreement in form and substance satisfactory to Bank, and said consent remains in full force and effect throughout the term of this Agreement. Subject to the foregoing limitations, if BellSouth Corporation does not execute a consent to the Assignment of BellSouth Agreement in form and substance satisfactory to Bank, or upon termination of any such consent prior to the termination of this Agreement, then the Loan Value of Inventory shall be fifty percent (50%) of the aggregate net book value of all Eligible Inventory of Borrowers. Notwithstanding anything herein to the contrary, the Loan Value of Inventory shall not, at any time, exceed the Inventory Cap unless otherwise agreed to by Bank in its sole discretion.

          Material Adverse Effect - shall mean a material adverse effect on (a) the business, assets, liabilities (actual or contingent), operations, or condition (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole, (b) the ability of the Borrower to perform its obligations, when such obligations are required to be performed, under this Agreement, any of the Notes or any other Loan

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Document, or (c) the validity or enforceability of this Agreement, any of the
Notes or any of the other Loan Documents or the rights or remedies of the Bank hereunder or thereunder.

          Material Contract - any written contract or other written arrangement to which Borrower or any of its Subsidiaries is a party as to which the breach, nonperformance, cancellation or failure to renew by any party thereto could reasonably be expected to have a Material Adverse Effect.

          Maximum Rate - the maximum non-usurious rate of interest permitted by Applicable Law that any time, or from time to time, may be contracted for, taken, reserved, charged or received on the Debt in question or, to the extent permitted by Applicable Law, under such Applicable Laws that may hereafter be in effect and which allow a higher maximum non-usurious interest rate than Applicable Laws now allow. Notwithstanding any other provision hereof, the Maximum Rate shall be calculated on a daily basis (computed on the actual number of days elapsed over a year of 360 days, as the case may be).

          Money - shall mean "money" as such term is defined or referred to in the UCC.

          Multiemployer Plan - has the meaning set forth in Section 4001(a)(3) of ERISA.

          Net Income - shall mean, for any fiscal period of any Person, the net income (or loss), after provisions or benefits for taxes (either actual, accrued or deemed, in the case of a pass-through entity, determined as if the highest marginal individual income tax rate were applicable), of such Person on a consolidated basis for such period (taken as a single accounting period) determined in conformity with GAAP.

          Note - shall mean the promissory note executed and delivered by Borrowers to Bank evidencing the Loans, as further described hereinafter.

          Obligations - all (i) Loans and all other advances, debts, liabilities, obligations, covenants and duties owing, arising, due or payable from Borrowers to Bank of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, whether arising under this Agreement or any of the other Loan Documents or otherwise, whether direct or indirect (including those acquired by assignment), absolute or contingent, primary or secondary, due or to become due, now existing or hereafter arising and however evidenced or acquired, (ii) the repayment of any amounts that Bank may advance or spend for the maintenance or preservation of the Collateral,
(iii) any other expenditures that Bank may make under the provisions of this Agreement, the other Loan Documents or for the benefit of Borrowers, (iv) all amounts owed under any modifications, renewals or extensions of the foregoing obligations, (v) all other amounts now or in the future owed by either Borrower to Bank, (vi) any of the foregoing that arises after the filing of a petition by or against any Borrower under the United States Bankruptcy Code, even if the obligations do not accrue because of the automatic stay under United States Bankruptcy Code Section 362 or otherwise, and (vii) any obligations now or hereafter owing to Bank by any Borrower as may be set forth in any interest rate swap, ISDA Master Agreement or similar capital markets derivative agreement. The term includes, without limitation, all interest, charges, expenses, fees, reasonable attorneys' fees and any other sums chargeable to Borrowers under any of the Loan Documents.

          Overadvance - any discretionary advance of funds made by Bank to Borrowers in a principal amount no greater than $250,000.00 under the Line of Credit Loan, as more specifically set forth in Section 2.1(A)(9) hereof.

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          Permitted Liens - any Lien of a kind specified in Section 7.2 of this
Agreement.

          Person - an individual, partnership, corporation, joint stock company, firm, land trust, business trust, limited liability company, limited liability partnership, unincorporated organization, or other business entity, or a government or agency or political subdivision thereof.

          Plan - an employee benefit plan now or hereafter maintained for employees of any Borrower that is covered by Title IV of ERISA.

          Prohibited Transaction - any transaction set forth in Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986.

          Reportable Event - any of the events set forth in Section 4043(b) of ERISA.

          Solvent - as to any Person, means such Person (i) owns property, real, personal, and mixed, whose aggregate fair saleable value is greater than the amount required to pay all of such Person's Debt (including contingent debts), and (ii) is able to pay all of its Debt as such Debt matures and
(iii) has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage.

          Special Collection Accounts - shall mean, collectively, the bank accounts referred to in Section 4.2 of this Agreement.

          Subordinated Debt - the Debt of the any Borrower owed to any Affiliate or Subsidiary, which is fully subordinated to the Loan (including principal, interest, and agreed charges) in a manner satisfactory to the Bank (which may be either according to its terms or by separate agreement) and which Debt arises from said Borrower's actual receipt of cash and not from "in kind" or non cash consideration.

          Subsidiary - any corporate entity or partnership, or other business entity, controlling interest of which is owned by any Borrower.

          Supporting Obligations - shall mean all "supporting obligations" of Borrowers, as such term is defined by the UCC.

          Termination Fee - the fee, if any, to be paid by Borrowers in connection with early termination of this Agreement in accordance with Section
2.6 hereof.

          Timber to be Cut - shall mean "timber to be cut" as such term is defined or referred to in the UCC.

          UCC - shall mean the Uniform Commercial Code of the State of Georgia from time-to-time.

     1.2. Accounting Terms. All accounting terms used herein shall be construed in accordance with GAAP (specifically including "Current Maturities of Long-Term Debt").

     1.3. Interpretation. The terms "herein", "hereof", and "hereunder", and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision.

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Any pronouns used shall be deemed to cover all genders. Whenever the singular or plural number is used herein, it shall equally include the other. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations. All references to any instruments or agreements, including, without limitation, references to any of the Loan Documents shall include any and all modifications or amendments thereto and any and all extensions or renewals thereof.

     1.4. Uniform Commercial Code. All other terms contained in this Agreement shall, unless otherwise defined herein or unless the context otherwise indicates, have the meanings provided for by the UCC.

                                   ARTICLE II
                                   THE LOANS

     2.1.      THE LOANS

     (A)       Line of Credit Loan.

     Subject to all terms set forth herein but only during the Commitment Period and for so long as no Event of Default exists, Bank agrees, from time to time and on the terms hereinafter set forth, to loan to Borrowers, on a joint and several basis, when requested by Borrowers, principal amounts up to the Aggregate Loan Values as determined by the Bank from the periodic reports submitted by Borrowers to the Bank. Within the aforesaid limits, Borrowers may borrow, make payments, and reborrow under this Agreement, subject to the provisions hereof.

               (1) The obligation to repay the Line of Credit Loan shall be evidenced by the Note payable to the order of the Bank and maturing upon the earlier to occur of (a) an Event of Default, or (b) the expiration of the Commitment Period. Amounts due under the Note and otherwise under this Agreement and under the Loan Documents shall be reflected in the Loan Account.

               (2) Borrowers shall submit, on a combined basis, a Borrowers' Report in the form attached hereto as Exhibit "A" (or in such other form as may be furnished by Bank from time to time) on the date of this Agreement and at least monthly (the information contained in said Borrowers' Report to, at the time of submission, be no older than thirty one (31) days from the last day of the preceding month-end) thereafter during the term of this Agreement; provided, however, that, in the event that the Aggregate Loan Values, at any time, equals an amount less than one hundred fifteen percent (115%) of the then outstanding principal balance of the Line of Credit Loan, Borrowers shall submit, on a combined basis, a Borrowers' Report in the form attached hereto as Exhibit "A" (or in such other form as may be furnished by Bank from time to time) at least weekly until such time as Borrowers' Aggregate Loan Values equals an amount that is not less than one hundred fifteen percent (115%) of the then outstanding principal balance of the Line of Credit Loan. Bank may, in its sole discretion, require that each advance made under the Line of Credit Loan be effected by Borrowers' submitting (and the Bank's receiving) a Borrowers' Report at least one Business Day prior to the date Borrowers desire the advance to be made. Bank shall, if all the terms and provisions of this Agreement have been met, including, without limitation, the absence of an Event of Default hereunder, make such advances. Each such Borrowers' Report shall be signed by an officer or employee of each Borrower authorized by each Borrower to execute such reports, whose name(s) shall be included in a certificate furnished to the Bank. In addition, Borrowers shall report Collateral and financial information to Bank as frequently as Bank may request through Bank's STABLNET.LINK(TM) electronic reporting system or through such other electronic systems as may be established by Bank from time-to-time.

     (3) At its discretion, Bank may make advances to Borrowers under the Line of Credit Loan without specific request by automatic advance based on availability in accordance with procedures established by Bank. In addition, as an accommodation to Borrowers, Bank may permit telephonic requests for loans and electronic transmittal of instructions, authorizations, agreements or reports to Bank by Borrowers. Unless Borrowers specifically direct Bank in writing not to accept or act upon telephonic or electronic communications from Borrowers, Bank shall have no liability to Borrowers for any loss or damage suffered by Borrowers as a result of Bank's honoring of any requests, execution of any instructions, authorizations or agreements or reliance on any reports communicated to Bank telephonically or electronically and purporting to have been sent to Bank by Borrowers and Bank shall have no duty to verify the origin of any such communication or the authority of the person sending it absent the gross negligence or willful misconduct of Bank.

     (4) If the outstanding principal amount of the Line of Credit Loan at any time exceeds the lesser of $40,000,000.00 or the Aggregate Loan Values as reflected on the Borrowers' Report, Borrowers shall immediately pay the Bank an amount equal to such excess as a payment on the principal amount of the Line of Credit Loan.

     (5) Subject to Section 2.1(A)(9) hereof, each borrowing under the Line of Credit Loan shall be effected by crediting the amount thereof to the regular checking account of Borrowers maintained with the Bank or with another bank approved by the Bank. Said checking account shall be held in the name of both Borrowers, with each Borrower having full and equal rights of withdrawal with respect thereto.

     (6) The principal amount of the Line of Credit Loan outstanding from time to time hereunder shall bear interest in the rate more specifically set forth in the Note. Interest shall be paid to Bank on the amount of the Line of Credit Loan outstanding and shall be payable as more specifically set forth in the Note. From and after the occurrence of an Event of Default, the principal amount of the Line of Credit Loan outstanding from time to time shall, subject to the provisions of the following subsection, bear interest at the Default Rate.

     (7) Borrowers acknowledge and agree that the provisions herein and in the Note relating to the Default Rate represent a fair and reasonable estimate by Borrowers and Bank of a fair average compensation for the loss that may be sustained by Bank due to the failure of Borrowers to make timely payments with respect to the Obligations and for the cost and expenses that may be incurred by Bank by reason of the occurrence of an Event of Default, the parties recognizing that the damages caused by such extra administrative expenses and loss of the use of funds is impracticable or extremely difficult to ascertain or estimate. Interest at the Default Rate may, at the Bank's option, be paid without prejudice to the rights of Bank to collect any other amounts provided to be paid hereunder.

     (8) Overadvances. Notwithstanding Section 2.1(A)(1) above, as part of the Line of Credit Loan, Bank, in its sole discretion, may fund up to $250,000.00 in excess of the Aggregate Loan Values (as determined solely by Bank), pursuant to the following terms and conditions: (i) each Overadvance will incur an advance charge of $300.00 per event, (ii) that portion of the Line of Credit Loan in excess of the Aggregate Loan Values (thus, constituting an Overadvance), will incur interest at a rate per annum equal to the interest rate regularly charged by Bank with respect to Line of Credit Loan advances plus two percent (2.0%), (iii) no Overadvance will be permitted to remain outstanding more than ten (10) business days from the date of the Overadvance within any thirty (30) day period, and (iv) in no event shall Bank authorize an Overadvance if an Event of Default exists with respect to any of the

Loans. It is hereby emphasized that Bank's ability to fund Overadvances pursuant to this Section is not intended to, and shall not, in any way, limit Bank's right to prohibit any Overadvance or other Line of Credit Loan funding which exceeds the Aggregate Loan Values (as determined by the Bank in its sole discretion).

     (B)  Letter of Credit Loans.

     (1) Provided no Event of Default has occurred under this Agreement, Bank shall arrange for the issuance of the Letters of Credit on behalf of either and/or both of Borrowers for such purposes as approved by Bank. The aggregate amount of all outstanding Letters of Credit shall not exceed $1,000,000.00, and no Letters of Credit shall have an expiry date of more than one (1) year from the date of issuance or beyond the expiration of the Commitment Period. Any draws or payments made to beneficiaries pursuant to such Letter of Credit shall be treated as advances under the Line of Credit Loan bearing interest at the same interest rate as other advances under the same from the date of any such draws or payments. Any such Letter of Credit Loans shall be repayable by Borrowers on demand by Bank, but in no event later than the expiration of the Commitment Period.

     (2) Borrower shall give written notice of each proposed Letter of Credit Loan by 11:00 a.m., Eastern Standard Time, three (3) days prior to the date of proposed issuance. Each such notice shall specify the date of issuance, the term, the amount, the purpose and the beneficiary of the proposed Letter of Credit.

     (3) Notwithstanding any provision herein to the contrary, immediately upon any presentation of any demand for payment under a Letter of Credit, the Borrowers which are the account parties with respect to such Letter of Credit shall be obligated to reimburse the Bank for each such demand on the date on which such demand is made in immediately available US Dollars equal to the amount of such demand (such obligations being referred to herein as "Reimbursement Obligations"). After the Bank has honored a demand under any Letter of Credit, such Letter of Credit will no longer be deemed to be available and outstanding for purposes of this Agreement, except to the extent of the remaining amount (if any) of such Letter of Credit.

     (4) The Reimbursement Obligations shall be unconditional and irrevocable and shall be enforced strictly in accordance with the terms of the Agreement under all circumstances, including, without limitation, the following:

     (a) the lack of validity or enforceability of the appropriate Letter of Credit;

     (b) the existence of any claim, set-off, defense or other right which Borrowers may have at any time against the Bank or any other Person, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between Borrowers and the beneficiary under a Letter of Credit);

     (c) any draft, demand, certificate or any other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

     (d) payment by the Bank under the Letter of Credit against a demand which does not comply with the terms of the Letter of Credit, provided that such payment does not constitute gross negligence or willful misconduct of the Bank;

     (e) any adverse change in the condition (financial or otherwise) of a Borrower;

     (f) any breach of this Agreement by a Borrower;

     (g) any other circumstances or happening whatsoever, which is similar to any of the foregoing; or,

     (h) the fact that an Event of Default shall have occurred and be continuing.


     (i) (1) In addition to amounts payable as elsewhere provided herein and to the provisions of this Agreement, the Borrowers hereby agree to indemnify, exonerate and hold the Bank and its officers, directors, employees and agents free and harmless from and against any and all claims, demands, actions, causes of actions, suits, losses, costs (including reasonable attorneys' fees and disbursements), charges, liabilities and damages, and expenses in connection therewith (irrespective of whether such person is a party to the action for which indemnification hereunder is sought) which the Bank and each of its officers, directors, employees and agents may incur or be subject to as a consequence, directly or indirectly, of (i) the issuance of any Letter of Credit, other than solely as a result of the gross negligence or willful misconduct of the Bank as determined by a final, non-appealable order of a court of competent jurisdiction, or (ii) the failure of the Bank to honor a demand under any Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority (herein all such acts or omissions being called "Governmental Acts"). All Obligations provided for in this Agreement shall survive any termination of the Agreement.

     (2) As between Borrowers and the Bank, the Borrowers assume all risks of the acts and omissions of, or misuse of any Letter of Credit for which they are the account parties by the beneficiary of such Letter of Credit. Without limiting the foregoing, the Bank shall not be responsible for: (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any person in connection with the application for and issuance of a Letter of Credit, even if such document is proven to be in any respect invalid, insufficient, inaccurate, fraudulent or forged; (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason;
(iii) the failure of the beneficiary of a Letter of Credit to comply fully with conditions required in order to draw thereupon; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under a Letter of Credit or of the proceeds thereof; (vii) the misapplication by the beneficiary of the proceeds of any demand under any Letter of Credit; and
(viii) any consequences arising from causes beyond the control of the Bank, including, without limitation, any governmental acts. None of the above shall affect, impair or prevent the vesting of any of the Bank's rights or powers hereunder.

     (3) Without limiting the foregoing, any action taken or omitted by the Bank under or in connection with a Letter of Credit shall not put the Bank under any resulting liability to Borrowers.

     (4) The Borrowers agree that, upon the occurrence of an Event of Default, they will immediately, without notice or demand, pay to the Bank an amount equal to the amount of the then aggregate outstanding Letter of Credit Loans issued and outstanding hereunder for which it is the account party. Any amounts so received by the Bank pursuant to the provisions of the foregoing sentence shall be retained by the Bank as collateral or applied to the principal balance of the Loans in such order as Bank may direct.

     (j) If any Event of Default shall have occurred and be continuing, the Bank may, irrespective of whether it is taking any of the other actions described in this Section or otherwise, make demand upon Borrowers to, and forthwith upon such demand Borrowers will, pay to the Bank for the benefit of the Bank in accordance with this Section, for deposit in a non-interest bearing cash collateral account, an amount equal to the aggregate face amount of all Letters of Credit then outstanding. If at any time the Bank determine that any funds held in any such cash collateral account are subject to any right or claim of any person other than the Bank or that the total amount of such funds is less than the aggregate face amount of all Letters of Credit, Borrowers will, forthwith upon demand by the Bank, pay to the Bank, as additional funds to be deposited and held in such cash collateral account, an amount equal to the excess of (a) such aggregate face amount of all outstanding Letters of Credit over (b) the total amount of funds, if any, then held in such cash collateral account that the Bank determines to be free and clear of any such right and claim.

     2.2. On-Line Monitoring Set-Up Fee. Bank shall charge Borrowers a one-time only set-up fee in the amount of $1,125.00, payable on the Closing Date, for on-line reporting services.

     2.3. Unused Line of Credit Loan Fee. Borrowers agree to pay to Bank, in addition to any interest and other fees and sums due under this Agreement and under the Loan Documents, an unused fee on the Line of Credit Loan in the amount of twenty-five basis points (0.25%) per annum on the average monthly undisbursed available principal balance on the Line of Credit Loan (hereinafter referred to as the "Unused Line of Credit Fees"). The charge due pursuant to the terms of this paragraph shall be payable quarterly, in arrears, with each payment of interest or upon the expiration of the Commitment Period, whichever first occurs. The Unused Line of Credit Fees shall be in addition to all the charges, interest and fees under this Agreement.

     2.4. Administrative Fee. Borrowers agree to pay to Bank, in addition to any interest and other fees and sums due under this Agreement and under the Loan Documents, an administrative fee in the amount of $1,555.00 in connection with Bank's monitoring and administrative services with respect to the Line of Credit Loan (hereinafter referred to as the "Administrative Fees"). The charge due pursuant to the terms of this paragraph shall be payable monthly, in arrears, with each payment of interest or upon the expiration of the Commitment Period. The Administrative Fees shall be in addition to all the charges, interest and fees under this Agreement.

     2.5. Loan Account. Bank shall enter disbursements hereunder or under the Note as debits to the Loan Account and shall also record in the Loan Account all payments made by Borrowers and all proceeds of Collateral which are finally paid to Bank, and may record therein, in accordance with customary accounting practice, all charges and expenses properly chargeable to Borrowers hereunder.

     2.6. Prepayment. Except as may otherwise be set forth in any interest rate swap, ISDA Master Agreement or similar capital markets derivative agreement, Borrowers shall have the right to prepay the indebtedness represented hereby in whole or in part without penalty or premium unless otherwise stipulated in any agreement entered into by and between Borrowers and Bank. Notwithstanding anything herein to the contrary, if any Loan is prepaid at a time when it bears interest at a LIBOR-based rate before the expiration of the applicable Interest Period, Borrowers shall pay to Bank any and all reasonable costs which Bank must pay as a result of such prepayment which the Bank would not otherwise have paid if the Loan was paid at the end of the applicable Interest Period.

     2.7. Term. This Agreement shall remain in force and effect until the Loans and the Obligations, and any renewals or extensions, and all interest thereon and costs provided for herein with regard to either of them have been paid or satisfied in full and until the Bank has no further obligation to advance funds to the Borrowers hereunder. Subject to the foregoing sentence, Borrowers shall have the right to terminate this Agreement prior to expiration of the Commitment Period upon payment of all outstanding principal, accrued interest and other charges owing under the terms of this Agreement, including the aggregate face amount of all Letters of Credit issued by Bank in Borrowers' behalf hereunder. The indemnities provided for in Article XI shall survive the payment in full of the Loans and the Obligations and the termination of this Agreement.

     2.8. Use of Proceeds. Borrowers shall use the proceeds of the Loan for the following purposes and no other: Line of Credit Loan: working capital and capital expenditure needs of Borrowers.

      2.9. Payments. All sums paid to the Bank by Borrowers hereunder shall be paid directly to the Bank in immediately available funds no later than 2:00 P.M., Atlanta, Georgia time on the date on which payment is due, except if such date is not a Business Day such payment shall then be due on the first Business Day after such date, but interest shall continue to accrue until the date payment is received. Any payment received after 2:00 p.m. Atlanta, Georgia, time shall be deemed to have been received on the immediately following Business Day for all purposes, including, without limitation, the accrual of interest on principal. The Bank shall send Borrowers statements of all amounts due hereunder, which statements shall, absent manifest error by Bank, be considered correct and conclusively binding on the Borrowers unless Borrowers notify the Bank to the contrary within ten (10) days of their receipt of any statement which it deems to be incorrect. The Bank may, in its sole discretion, (a) charge against any deposit account of a Borrower all or any part of any amount due hereunder, including, without limitation, the fees and expenses of the Bank to be paid by Borrowers as provided for in Sections 12.1 through 12.4 of this Agreement, any advances made by Bank to protect the Collateral, and any commitment or servicing fee due the Bank, and (b) advance to Borrowers, and charge to the Loans, a sum sufficient each month to pay all interest accrued on the Loans and fees and expenses due under this Agreement, including, without limitation, the fees and expenses of the Bank to be paid by Borrowers as provided for in Sections 12.1 through 12.3 of this Agreement, any advances made by Bank to protect the Collateral, and any commitment or servicing fee due the Bank, during or for the immediately preceding month or any month prior. Borrowers shall be deemed to have requested an advance under the Line of Credit Loan upon the occurrence of an overdraft in any of a Borrower's checking accounts maintained with the Bank or another bank owned by SouthTrust Bank.

     2.10. Application of Payments. Borrowers irrevocably waive the right to direct the application of any and all payments and collections at any time or times hereafter received by Bank from or on behalf of Borrowers or from any of the Collateral, and Borrowers do hereby irrevocably agree that, Bank shall have the continuing right to apply such payments and collections received at any time or times hereafter by Bank or its agent against the Obligations, in such manner as Bank may deem advisable, notwithstanding any entry by Bank upon any of its books and records. If as the result of collections of Accounts or for any other reason, a credit balance exists in the Loan Account, such credit balance shall not accrue interest in favor of Borrowers but shall be available to Borrowers at any time or times for so long as no Event of Default exists.

     2.11. Limitations. Notwithstanding any provision in this Agreement, the Bank may, in its sole discretion, at any time limit the amount of the Line of Credit Loan advanced to Borrowers to an amount less than the Aggregate Loan Values. THE LINE OF CREDIT LOAN SHALL, NOTWITHSTANDING ANY COURSE OF DEALING OR CONDUCT ON THE PART OF THE PARTIES HERETO, OR ANY OTHER COVENANTS OR UNDERTAKINGS OF THE

PARTIES HEREUNDER, BE FULLY DUE AND PAYABLE WITHOUT FURTHER NOTICE OR DEMAND FROM BANK UPON THE EXPIRATION OF THE COMMITMENT PERIOD.

                                  ARTICLE III
                             CONDITIONS OF LENDING

     Bank shall not be obligated to make the Loans, or any advance under the Loans, unless at the time thereof the following conditions shall have been met:

     3.1. Company Proceedings. All proper corporate proceedings shall have been taken by Borrowers to authorize this Agreement and the transactions contemplated hereby.

     3.2. Documentation. All instruments and proceedings in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to Bank, and Bank shall have received on the date of this Agreement copies of all documents, including records of corporate proceedings, which it may have requested in connection therewith, including, without limitation, certified copies of resolutions and board approvals adopted by the directors of the Borrowers and by the sole shareholder of iFulfillment, certificates of good standing, certified copies of the Articles of Incorporation and the Bylaws of Borrowers, and all amendments thereto.

     3.3. Loan Documents. Bank shall have received executed copies of all Instruments evidencing security for the Loans and copies of the insurance policies and related certificates of insurance referred to in Sections 6.1 and
9.5 of this Agreement.

     3.4. No Default. No event shall have occurred or be continuing which constitutes an Event of Default or which would constitute an Event of Default with the giving of notice or the lapse of time or both; and neither the business nor assets nor the condition, financial or otherwise, of Borrowers shall have been adversely affected in any material manner as the result of any fire, explosion, accident, strike, riot, condemnation, act of God, or any other event or development.

     3.5. Reports. Bank shall have received all reports and information from Borrowers called for under the Agreement as and when due.

     3.6. Payment of Fees. Payment by Borrowers of all fees and expenses required by this Agreement.

     3.7. Opinion of Counsel. Borrowers have provided an opinion letter from Borrowers' counsel on the Closing Date covering such matters as Bank and its counsel shall require.

     3.8. Incumbency Certificate. Bank shall have received incumbency certificates, dated as of the date of this Loan Agreement, executed by an authorized officer of each Borrower, which shall identify by name and title and bear the signature of the officer of each such Borrower authorized to sign this Loan Agreement and the Notes on behalf of the Borrowers. The Bank shall be entitled to rely upon such incumbency certificate in completing the transactions contemplated herein or in any Loan Document and in all its other dealings with Borrowers.

     3.9. Consents. Bank shall have received, within 30 days from the date of this Agreement, consents and agreements of the landlords of each of the premises leased by any Borrower on which the Eligible Inventory is located as provided in Section 4.1 hereof, as well as from each and every landlord of each of the premises leased by each contractor to which any Borrower outsources its manufacturing on which Eligible Inventory is located as provided in Section 4.1 hereof, all in form satisfactory to Bank. In addition, Bank shall have received consents and agreements of the landlords of each of the premises leased by any Borrower on which any Collateral is located with respect to any new lease or amendment or renewal of an existing lease executed after the Closing Date.

     3.10. Lien Search. Bank shall have received an official report from Secretary of State of each of the Collateral States, the Chief Executive Office State and the Borrower State, indicating that there are no Liens against that portion of the Collateral except Permitted Liens.

     3.11. Life Insurance. [Intentionally Omitted].

     3.12. Disbursement Authorization. Borrowers shall have delivered to Bank such disbursement authorizations, draw requests, and other documents and writings as Bank shall have requested evidencing Borrowers' request for disbursement of funds. Each of Borrower's President or Vice President, shall, at all times, be authorized to request disbursements and/or draw requests with respect to the Loans.

     3.13. Additional Documents. Bank shall have received such additional legal opinions, certificates, proceedings, instruments and other documents as the Bank or its counsel may reasonably request to evidence (i) compliance by the Borrowers with legal requirements, (ii) the truth and accuracy, as of the date of this agreement, of the representations of the Borrowers contained herein, and (iii) the due performance or satisfaction by the Borrowers, at or prior to the date hereof, of all agreements required to be performed and all conditions required to be satisfied by the Borrower pursuant hereto, including, without limitation, all such matters as are listed on any preliminary closing checklist issued by Bank and furnished to Borrowers.

                                   ARTICLE IV
              SECURITY FOR LOANS AND SPECIAL COLLECTION ACCOUNTS.

     4.1. Security. The Loans and the Note shall be secured by each of the following:

          (1) A perfected security interest in Borrowers' Accounts, Money, Letters of Credit, As-Extracted Collateral, Timber to be Cut, Goods, Chattel Paper, Inventory, Equipment, Instruments, Investment Property, Documents, Deposit Accounts, Letter-of-Credit Rights, General Intangibles, Supporting Obligations, the BellSouth Agreement, patents and other intellectual property, the Pledged Securities, and, to the extent not listed above as original collateral, the proceeds and products of the foregoing; and

          (2) This Agreement and the other Loan Documents.

          Part of the Equipment may be affixed to real property and constitute fixtures under the UCC. The Borrowers agree that any such fixtures shall be included within the meaning of Equipment as used and defined herein and that the Bank is hereby granted a security interest in and a lien upon such fixtures.

          The Borrowers agree to execute and deliver, or cause the execution and delivery of, such security agreements, assignments, guaranties, consents and subordination agreements as may be required by Bank to evidence such security, all in form satisfactory to Bank, as well as such consents and agreements of the landlords of each of the premises leased by each Borrower on which the Collateral is located, all in form satisfactory to Bank. Furthermore, Borrowers authorize Bank to file any and all financing statements describing the Collateral (or any other statutory liens held by Bank) as may be required by Bank to evidence and perfect its security interest in such Collateral, in form and substance satisfactory to Bank, without Borrower's signatures thereon.

     4.2. Special Collection Accounts. Each Borrower shall open a special collection account (collectively, the "Special Collection Accounts") with Bank, in which all funds received by each such Borrower from sales of Inventory, all refunds of taxes, all remittances by Borrowers' Account Debtors, all bank wire transfers from Borrowers' Account Debtors, and all other proceeds of Collateral, shall be deposited no later than the next regular banking day following receipt thereof. The Bank shall have the exclusive right to withdraw or debit funds from each of the Special Collection Accounts which may be accomplished by any directive signed by any authorized representative of the Bank. On a daily basis, the Collected Balances in the Special Collection Accounts shall be withdrawn by Bank and applied to the Line of Credit Loans, or at Bank's discretion, to the other Loans. If any Borrowers' Report shall show insufficient Aggregate Loan Values to entitle Borrowers to maintain the then current balance owing under the Line of Credit Loan after applying thereto the Collected Balances of the Special Collection Accounts, then Borrowers shall immediately deposit into the Special Collection Accounts sufficient immediately available funds from which Bank may draw in order to reduce the principal balance of the Line of Credit Loan to the amount allowable under the provisions of this Agreement. At the request of the Bank, Borrowers shall execute documents provided by the Bank to allow officers or authorized representatives of the Bank to sign checks drawn on accounts of Borrowers maintained in other banks for the purpose of transferring funds representing proceeds of Collateral to an account or accounts of Borrowers maintained with the Bank or another bank owned by SouthTrust Corporation, including, without limitation, the Special Collection Accounts. At its option, Bank may give Borrowers immediate credit for amounts deposited into the Special Collection Accounts and charge Borrowers on a monthly basis for interest (at a rate of interest equal to the then prevailing interest rate on the Line of Credit Loan) on the difference between the Ledger Balances and the Collected Balances for the period of time from the date of deposit until the funds are collected.

                                   ARTICLE V
               REPRESENTATIONS, WARRANTIES AND GENERAL COVENANTS

     Borrowers represent, warrant and covenant to and with Bank, which representations are made as of the Closing Date and on the date of each advance of the Loans, and which warranties and covenants shall survive until the Obligations are indefeasibly satisfied in full, that:

     5.1. Organization and Qualification. (i) their chief executive office is located in the Chief Executive Office State, (ii) the State of their incorporation is the Borrower State, and (iii) their exact legal names are as is set forth in the first (1st) paragraph of this Agreement.

     5.2. Company Power and Authorization. Borrowers have full power and authority to enter into this Agreement, to borrow hereunder, to execute and deliver the Note and the other Loan Documents and to incur the obligations provided for herein, all of which have been authorized by all proper and necessary corporate action.

     5.3. Enforceability. This Agreement and each of the other Loan Documents constitute, and the Note when executed and delivered for value received will constitute, a valid and legally binding obligation of Borrowers enforceable in accordance with their respective terms, except as may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and general equity principals, and will not violate, conflict with, or constitute any default under any law, government regulation, Borrowers' Articles of Incorporation or Bylaws or any other agreement or instrument binding upon Borrowers.

     5.4. Pending Actions. Except as is more specifically set forth in Exhibit "N" attached hereto, Borrowers are not a defendant, or a plaintiff against whom a counterclaim or crossclaim has been asserted, in any civil or criminal action, suit or litigation, and no action or investigation is pending or, so far as Borrowers' officers and directors know, threatened before or by any court or administrative agency which, if adversely determined, would result in any material adverse change in the financial condition, operations or prospects of either Borrower.

     5.5. Financial Statements. The consolidated and combined financial statements of Borrowers heretofore delivered to Bank and all other financial statements and reports furnished by Borrowers to Bank are complete and correct and fairly present the financial condition of Borrowers and the results of their operations and transactions as of the dates and for the periods referred to and have been prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except in the case of unaudited interim financial statements for the absence of footnotes and normally recurring year-end adjustments). There are no liabilities, direct or indirect, fixed or contingent, of Borrowers as of the date of such financial statements which are not reflected therein or in the notes thereto. Neither said financial statements nor any other financial statements, reports, and information furnished by Borrowers to Bank contains any untrue statement of a material fact or omits a material fact necessary to make the statements contained therein or herein not misleading. There is no fact which Borrowers have failed to disclose to Bank in writing which materially affects adversely or, so far as borrowers can now foresee, will materially affect adversely the Collateral, business, prospects, profits or condition (financial or otherwise) of Borrowers or the ability of Borrowers to perform this agreement.

     5.6. Title to Properties. Borrowers have good and marketable title to all of their respective assets subject to no Lien, mortgage, pledge, encumbrance, or charge of any kind except inchoate Liens arising by operation of law for obligations which are not yet due and except for Permitted Liens. Borrowers enjoy peaceable and undisturbed possession under all leases under which they are operating, and none of such leases contain any provisions which may materially and adversely affect or impair the operations of either Borrower, and all of such leases are valid and subsisting and in full force and effect.

     5.7. Pension Plans. Except as set forth on Exhibit "E", Borrowers have not established and are not a party to any Plan or to any stock option or deferred compensation plan or contract for the benefit of their respective employees or officers, any pension, profit sharing or retirement plan, stock redemption agreement, or any other agreement or arrangement with any officer, director or stockholder, members of their respective families, or trusts for its benefit. Borrowers are in material compliance with all applicable provisions of ERISA. Neither Borrowers nor any of their respective Subsidiaries have received any notice to the effect that it is not in full compliance with any of the requirements of ERISA and the regulations promulgated thereunder. No fact or situation that could result in a material adverse change in the financial condition of any Borrower, including, but not limited to, any Reportable Event or Prohibited Transaction, exists in connection with any Plan. Neither Borrowers, nor any of their respective Subsidiaries, have any withdrawal liability in connection with a Multiemployer Plan.

     5.8. Taxes. Borrowers have filed all federal, state and local tax returns which are required to be filed and has paid, or made adequate provision for the payment of, all taxes which have or may become due pursuant to said returns or to assessments received by Borrowers, including, without limitation, all applicable federal, state, and local employee withholding taxes.

     5.9. Title to Collateral. Borrowers have rights in or the power to transfer the Collateral, and their respective title to the Collateral is subject to no Lien, mortgage, pledge, encumbrance, or charge of any kind except inchoate Liens arising by operation of law for obligations which are not yet due and except for Permitted Liens. Borrowers shall defend the Collateral against all claims and demands of all other parties who at any time claim any interest in the Collateral.

     5.10. Place of Business. Borrowers' chief executive office is located at 6655 Sugarloaf Parkway, Duluth, Georgia 30097. Any and all Collateral constituting Goods is and shall be located only in the Collateral States more specifically listed on Exhibit "D" to this Agreement. Except as indicated on said exhibit, the real estate constituting each said location is owned by Borrowers. With respect to locations not owned by Borrowers, said exhibit sets forth the name and address of each landlord, the location of the property, and the remaining term of the lease. Borrowers have separately furnished to Bank true and correct copies of the lease agreements for each said parcel.

     5.11. Full Disclosure. All information furnished by Borrowers to the Bank concerning the Borrower, its financial condition, the Collateral, or otherwise for the purpose of obtaining credit or an extension of credit, is, or will be at the time the same is furnished, accurate and correct in all material respects and complete insofar as completeness may be necessary to give the Bank a true and accurate knowledge of the subject matter.

     5.12. Borrowers' Name. Except as is more specifically set forth on Exhibit "L" attached hereto, Borrowers have not changed their respective names or been known by any other name within the last five (5) years, nor have Borrowers been the surviving corporation in a merger effected within the last five (5) years. Except as is more specifically set forth on Exhibit "L" attached hereto, Borrowers do not now use nor have they used in the past five (5) years any trade or fictitious name in the conduct of their respective businesses.

     5.13. Existing Debt. Borrowers are not in default with respect to any of their respective existing Debt or with respect to any material agreement to which any Borrower is a party.

     5.14. Insolvency. Borrowers are now and, after giving effect to the transactions contemplated hereby, at all times will be, Solvent.

     5.15. Subsidiaries. Innotrac has no Subsidiaries other than iFulfillment. Ifulfillment has no Subsidiaries other than those listed on Exhibit "H" to this Agreement.

     5.16. Environmental Matters. Borrowers are in compliance with all Environmental Regulations and with all other federal, state and local laws and regulations relating to the environment and pollution, including such laws and regulations regulating hazardous, radioactive and toxic materials and underground petroleum products storage tanks. No assessment, notice of (primary or secondary) liability or notice of financial responsibility, and no notice of any action, claim, investigation, proceeding, or inquiry to determine such liability or responsibility, or the amount thereof, or to impose civil penalties has been received by Borrowers, and there are no facts, conditions or circumstances known to Borrowers which could result in any investigation or inquiry if all such facts, conditions, and circumstances, if any, were fully disclosed to the applicable governmental authority. Borrowers have paid any environmental excise taxes due and payable, including without limitation, those imposed pursuant to Sections 4611, 4661, or 4681 of the Internal Revenue Code of 1986, as amended from time to time. Borrowers have not obtained and are not required to obtain any permits, licenses, or similar authorizations to construct, occupy, operate or use any buildings, improvements, fixtures or equipment in connection with its business by reason of any Environmental Regulations. No oil, toxic or hazardous substances or solid wastes have been disposed of or released by Borrowers in connection with the operation of their respective businesses and Borrowers will not dispose of or release oil, toxic or hazardous substances or solid wastes at any time in their operation of their respective businesses except in compliance with all Environmental Regulations (the terms "hazardous substance" and "release" shall have the meanings specified in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), and the terms "solid waste" and "disposal," "dispose" or "disposed" shall have the meanings specified in the Resource Conservation and Recovery Act of 1976, as amended ("RCRA"), except that if such acts are amended to broaden the meanings thereof, the broader meaning shall apply herein).

     5.17. Ownership. All issued and outstanding capital stock of iFulfillment is owned by Innotrac. There are no outstanding warrants, options, or rights to purchase stock of iFulfillment, nor does any Person have a Lien upon any of the stock of iFulfillment other than Bank.

     5.18. Inventory. To the best of Borrowers' knowledge, all Inventory has been produced, and during the term hereof will be produced, in compliance with the requirements of the Federal Fair Labor Standards Act. No Inventory is now, nor shall any Inventory at any time or times hereafter be, stored with a bailee, a warehouseman or similar party without Bank's prior written consent and, if Bank gives such consent, Borrowers will concurrently therewith cause any such bailee, warehouseman, or similar party to issue and deliver to Bank, in form and substance acceptable to Bank, warehouse receipts therefor in Bank's name. No Inventory is or will be consigned to any Person without Bank's prior written consent, and, if such consent is given, Borrowers shall, prior to the delivery of any Inventory on consignment, (i) provide Bank with all consignment agreements to be used in connection with any consigned inventory, all of which shall be acceptable to Bank, (ii) prepare, execute and file appropriate financing statements with respect to any such consigned inventory, showing Bank as assignee, (iii) conduct a search of all filings made against the consignee in all jurisdictions in which any consigned Inventory is to be located and deliver to Bank copies of the results of all such searches, (iv) notify, in writing, all the creditors of the consignee which Borrowers know are or may be holders of Liens in the Inventory to be consigned that Borrowers expect to deliver certain inventory to the consignee, all of which inventory shall be described in such notice by item or type, and (v) do all such other things and acts as may be necessary or desirable to fully perfect on a first priority basis Bank's security interest in said Inventory.

     5.19. Labor Relations. Borrowers, nor any of their respective Subsidiaries, are a party to any collective bargaining agreement, and there are no material grievances, disputes or controversies with any union or any other organization of Borrowers' employees, or, to its knowledge, threats of strikes, work stoppages or any asserted pending demands for collective bargaining by any union or organization.

     5.20. Trade Relations. There exists no actual or, to Borrowers' knowledge, threatened termination, cancellation or limitation of, or any modification or change in, the business relationship between Borrowers and any customer or any group of customers whose purchases individually or in the aggregate are material to the business of Borrowers, or with any material supplier, and there exists no present condition or state of facts or circumstances which would materially affect adversely Borrowers or prevent Borrowers from conducting such business after the consummation of the transaction contemplated by this Agreement in substantially the same manner in which it has heretofore been conducted.

     5.21. Partnerships. Borrowers are not a partner or joint venturer with any other Person or a participant in any business enterprise other than its own for which it is generally liable, nor do Borrowers have any contingent liabilities of any description other than as indicated in the financial statements heretofore delivered to Bank.

   5.22. Surety Obligations. Borrowers are not obligated as guarantor, surety or indemnitor under any indemnity, guaranty, surety or similar bond or other contract issued or entered into any agreement to assure payment, performance or completion of performance of any undertaking or obligation of any Person other than in favor of Bank.

   5.23. No Approval. Except as is otherwise set forth in this Agreement, no authorization or approval or other action by, and no notice to or filing with, any federal, state, or local government body, agency, or authority is required for the due execution, delivery, and performance by Borrowers of this Agreement, the Note, or the Loan Documents.

   5.24. Racketeering. Borrowers are not engaged in any activity that might constitute a pattern of racketeering activity or in any other conduct that might subject all or a material portion of Borrowers' assets to forfeiture.

   5.25. Patents, Trademarks, Copyrights and Licenses. Borrowers own or possess all the patents, trademarks, service marks, trade names, copyrights and licenses of intellectual property ("Intellectual Property") necessary for the present and planned future conduct of their businesses without any known conflict with the rights of others. All such Intellectual Property owned or used by Borrowers within the last five (5) years are listed on Exhibit "F" attached hereto and made a part hereof. Where said Intellectual Property is not owned outright by Borrowers, said exhibit lists the owner thereof and identifies the license or other agreement pursuant to which they are used by Borrowers.

   5.26. Representations True. No representation or warranty by the Borrowers contained herein or in any certificate or other document furnished by the Borrowers pursuant hereto contains any untrue statement of material fact or omits to state a material fact necessary to make such representation or warranty not misleading in light of the circumstances under which it was made.

   5.27. Deposit Accounts. Exhibit "I" sets forth the name of each financial institution at which Borrowers maintain Deposit Accounts, the state of incorporation of such financial institution and the account numbers for each Deposit Account. Borrowers acknowledge and agree that Bank has a duly perfected first priority security interest in all Deposit Accounts of Borrowers.

   5.28. Letters of Credit. Exhibit "J" sets forth all Letters of Credit under which any Borrower is named as beneficiary, including the name of the issuing financial institution and the Letter of Credit number. Borrowers acknowledge and agree that Bank has a duly perfected first priority security interest in all Letter of Credit Rights of Borrowers.

   5.29 Bailees. Exhibit "K" set forth all third parties ("Bailees") with possession of any Inventory or Equipment of the Borrowers, including the name and address of such Bailee, a description of the Inventory and Equipment in such Bailee's possession, and the location of such Inventory and Equipment. If requested by Bank, each Bailee has acknowledged that it holds possession of the Inventory and Equipment of the Borrowers for the Bank's benefit, and the Bank has a first priority perfected security interest in such Inventory and Equipment.

                                   ARTICLE VI
                               GENERAL COVENANTS


     Borrowers agree and covenant that until the Obligations have been indefeasibly paid in full and until the Bank has no further obligation to make advances under the Loan, Borrowers shall:

     6.1 Insurance. Maintain insurance with insurance companies reasonably satisfactory to Bank on such on its properties, in such amounts and against such risks as is customarily maintained in similar businesses operating in the same vicinity, and shall file with Bank upon request, from time to time, a detailed list of the insurance then in effect, stating the names of the insurance companies, the amounts and rates of the insurance, dates of expiration thereof, and the properties and risks covered thereby, and, within 10 business days after notice in writing from Bank, shall obtain such additional insurance as Bank may reasonably request. All such policies shall name the Bank as a named insured and provide that any losses payable thereunder shall (pursuant to loss payable clauses, in form and content acceptable to the Bank, to be attached to each policy) be payable to the Bank. Borrowers hereby assign to the Bank all right to receive proceeds, directs any insurer to pay all proceeds directly to the Bank, and authorizes the Bank to endorse any check or draft for such proceeds and apply the same toward satisfaction of the Obligations. The Borrowers shall furnish to the Bank insurance certificates, in form and substance satisfactory to the Bank, evidencing compliance by them with the terms of this Section and, upon the request of the Bank at any time, the Borrowers shall furnish the Bank with photostatic copies of the policies required by the terms of this Section. The Borrowers will cause each insurer under each of the policies to agree (either by endorsement upon such policy or by letter addressed to the Bank) to give the Bank at least 30 days' prior written notice of the cancellation of such policies in whole or in part or the lapse of any coverage thereunder. Borrowers agree that they will not take any action or fail to take any action which action or inaction would result in the invalidation of any insurance policy required hereunder. At least 5 days prior to the date the premiums on each such policy or policies shall become due and payable, the Borrowers shall furnish to the Bank evidence of the payment of such premiums. Borrowers shall furnish to the Bank such evidence of insurance as Bank may require. Borrowers hereby acknowledge that they have the risk of loss of the Collateral.

     6.2 Company Existence; Qualification. Maintain its company existence and, in each jurisdiction in which the character of the property owned by it or in which the transaction of its business makes its qualification necessary, maintain good standing.

     6.3 Taxes. During each fiscal year, accrue all current tax liabilities of all kinds, all required withholding of income taxes of employees, all required old age and unemployment contributions, all required payments to employee benefit plans, and pay the same when they become due.

     6.4 Compliance with Laws. Comply with all Applicable Laws and pay all taxes, assessments, charges, claims for labor, supplies, rent, and other obligations. Specifically, Borrowers shall pay when due all taxes and assessments of Borrowers upon the Collateral, this Agreement, the Notes, or any Loan Document, including, without limitation, any stamp taxes or intangibles taxes imposed by virtue of the transactions outlined herein.

     6.5 Annual Financial Statements. Within 120 days after the close of each fiscal year, furnish Bank with (a) annual audited financial statements of Borrowers, consisting of a Form 10-K, prepared by an independent certified public accountant reasonably acceptable to Bank, consisting of balance sheets, profit and loss statements, statements of cash flow and such other statements as Bank may reasonably request, for the period(s) involved, prepared in accordance with GAAP consistently applied for the period involved and for the preceding fiscal year, and (b) annual projected financial statements for the upcoming fiscal year. All such financial statements shall be prepared on a consolidated basis. At the time of furnishing said financial statements and projected financial statements, Borrowers shall furnish Bank with a certificate from the President of each Borrower stating that he has reviewed this Agreement and the affairs of each such Borrower and that to the best of his knowledge and belief he is unaware of the occurrence of an event which constitutes an Event of Default hereunder or which would constitute such an Event of Default with the giving of notice or the lapse of time or both, and, if so, stating the facts with respect thereto, said certificate to be in the form of Exhibit "G" hereto. Within 15 days after the filing thereof, Borrowers shall furnish Bank with a copy of each Borrower's annual federal and state tax returns.

     6.6 Interim Financial Statements. Within 30 days after the close of each calendar month (and within 45 days after the close of each calendar quarter with respect to quarterly statements), furnish Bank with internally prepared unaudited monthly and year-to-date financial statement of each Borrower, consisting of a Form 10-Q (when available on a quarterly basis), balance sheets, profit and loss statements, and a listing of all contingent liabilities of the Borrowers for the periods involved, as well as a comparative set of said financial statements and reports for the applicable period as to the prior fiscal year, and such other statements as Bank may request, prepared in accordance with GAAP (except for the absence of footnotes and normally recurring year-end adjustments) applied on a basis consistent with the financial statement(s) previously furnished to Bank, taken from the books and records of Borrower, and certified as correct by the President of each Borrower. At the time of furnishing quarterly financial statements, Borrowers shall furnish Bank with a certificate from the President of each such Borrower, stating that he has reviewed this Agreement and the affairs of the Borrowers and that to the best of his knowledge and belief he is unaware of the occurrence of an event which constitutes an Event of Default hereunder or which would constitute such an Event of Default with the giving of notice or the lapse of time or both, and if so, stating the facts with respect thereto. Said certificate shall further confirm that Borrowers was at the time of issuance of said financial statement and have at all times since been Solvent. All such financial statements shall be prepared on a consolidated basis. Unless otherwise specified by Bank, said certificate shall be in the form of Exhibit "G" hereto.

     6.7 Visits and Inspections. Permit persons designated by Bank, upon reasonable prior notice to Borrowers and during regular business hours (unless during the existence and continuance of an Event of Default, in which case Bank may make inspections without any prior notice and at any time), to inspect any and all of the property and corporate and financial books and records of Borrowers and to discuss its affairs with its officers and employees at such reasonable times as Bank shall request and furnish Bank with such miscellaneous information as it may request and at Bank's expense.

     6.8 Payments on Notes. Duly and punctually pay the principal and interest on the Note, in accordance with the terms of this Agreement and of the Note, and pay all other Debt of Borrowers reflected on the financial statements delivered to Bank and referred to in Section 5.5 hereof and all other Debt incurred after the date hereof in accordance with the terms of such Debt, it being understood, however, that this Section shall not be deemed to permit any Debt in violation of the provisions of Sections 7.1 and 7.2 hereof.

     6.9 Conduct of Business. Conduct its business as now conducted and do all things commercially reasonable to preserve, renew and keep in full force and effect its rights, privileges and franchises necessary to continue its business.

     6.10 Maintenance of Properties. Keep its properties in reasonably good repair, working order and condition, subject to normal wear and tear, and from time to time make all commercially reasonable repairs, renewals, replacements, additions, and improvements thereto and comply with the provisions of all leases to which they are a party or under which they occupy property so as to prevent any loss or forfeiture thereof or thereunder.

     6.11. Additional Documents. Join the Bank in executing any security agreements, assignments, consents, financing statements or other instruments, in form satisfactory to the Bank, as the Bank may from time to time request in connection with the Collateral and the other security for the Loan referred to in Section 4.1 hereof.

     6.12. Notice to Bank. Promptly notify the Bank of (i) any event causing a material loss or depreciation in value of the Collateral and the amount of such loss or depreciation, (ii) if any Borrower becomes aware of the occurrence of any Event of Default or of any fact, condition or event that, with the giving of notice or passage of time, or both, could become an Event of Default or of the failure of any Borrower to observe any of its undertakings hereunder, or (iii) any lawsuit involving any Borrower.

     6.13. Collateral Reports. Furnish to Bank at least monthly (and more frequently if requested by Bank), within 30 days from each month-end, a detailed accounts receivable aging report, a detailed accounts payable aging report, and an inventory report, all in form and substance, and containing such detail and information, as Bank shall request, and furnish to Bank copies of all physical inventory listings when prepared by Borrowers.

     6.14. Subordination of Debt. Provide Bank with a debt subordination agreement, in form and substance satisfactory to Bank, executed by Borrowers and any Person who is an officer, director, shareholder, member or Affiliate of any Borrower to whom such Borrower is or hereafter becomes indebted, subordinating in right of payment and claim all of Debt owned by such Borrower to any said Person and any future advances thereon to the full and final payment of the Obligations.

     6.15. Collection of Accounts. Diligently pursue collection of all Accounts and other amounts due Borrowers by others, including Affiliates of Borrowers, in accordance with commercially reasonable practice.

     6.16. Landlord and Storage Agreements. Provide Bank with copies of all agreements between any Borrower and any landlord or warehouseman which owns any premises at which any inventory or other Collateral may, from time to time, be kept.

     6.17. Auditors; Insurance Representatives and Agents. Furnish the Bank with a copy of each letter written to any Borrower by its independent certified public accountant concerning internal controls and management review immediately upon receipt of same and any comments made by the Borrower with respect thereto and permit Bank to communicate directly with said accountants and with said Borrower's insurance representatives and agents regarding the financial affairs and condition of said Borrower, the books and records of said Borrower, and insurance matters pertaining to said Borrower's business.

     6.18. ERISA Compliance. (i) At all times make prompt payment of contributions required to meet the minimum funding standards set forth in ERISA with respect to each Plan; (ii) upon Bank's request, promptly after the filing thereof, furnish to Bank copies of an annual report required to be filed pursuant to ERISA in connection with each Plan and any other employee benefit plan of its and its Affiliates; (iii) notify Bank as soon as practicable of any Reportable Event and of any additional act or condition arising in connection with any Plan which any Borrower believes might constitute grounds for the termination thereof by the Pension Benefit Guaranty Corporation or for the appointment by the appropriate United States district court of a trustee to administer the Plan; and (iv) furnish to Bank, promptly upon Bank's request therefor, such additional information concerning any Plan or any other such employee benefit plan as may be reasonably requested.

     6.19. Life Insurance Policy. [Intentionally Omitted].

     6.20. Bank Accounts. Maintain its operating bank accounts with the Bank.

     6.21. Business Records. Keep, and cause each Subsidiary to keep, adequate records and books of account with respect to its business activities in which proper entries are made in accordance with GAAP reflecting all its financial transactions.

     6.22. Financial Covenants. Borrowers shall maintain at all times that this Agreement is in effect the following:

           (1) A minimum aggregate Adjusted Tangible Net Worth of no less than the following amounts to be measured and reviewed as of the end of each fiscal quarter of Borrowers set forth next to such amount below, all as determined under GAAP, as follows:

           Minimum Adjusted Tangible Net Worth         Measure Date
           -----------------------------------         ------------

           $32,500,000.00                              3/31/03
           $33,000,000.00                              6/30/03
           $33,000,000.00                              9/30/03
           $34,000,000.00                              12/31/03
           Amount of previous fiscal quarter's         Each fiscal quarter of
           required Minimum Adjusted Tangible          Borrowers thereafter
           Net Worth Plus $250,000.00

           (2) A maximum aggregate Leverage Ratio of not more than 1.50 : 1.00, to be measured and reviewed as of the end of each fiscal quarter of Borrowers in each fiscal year of Borrowers, as determined under GAAP.

           (3) A minimum aggregate Fixed Charge Coverage ratio, to be measured and reviewed as of the end of each fiscal quarter of Borrowers, in each fiscal year of Borrowers, as determined under GAAP, on a trailing four (4) quarter basis, as follows:

           Minimum Fixed Charge Coverage Ratio         Measure Date
           -----------------------------------         ------------

           1.25 : 1.00                                 3/31/03
           1.40 : 1.00                                 6/30/03
           1.60 : 1.00                                 9/30/03
           1.75 : 1.00                                 12/31/03 and each fiscal
                                                       quarter thereafter

           All financial covenants are to calculated on a consolidated basis.

     6.23. Filings. Deliver to Bank a copy of any filings with any governmental body, agency or authority which regulates Borrowers' businesses, other than publicly-available filings with the Securities & Exchange Commission.

     6.24. Management. Have Scott D. Dorfman continue to manage and run the daily operations of each Borrower in his capacity as Chief Executive Officer of each Borrower or, if another officer of any Borrower is given such title, to hold a position with such Borrower in which he would nevertheless be entitled to exercise the authority of the highest executive officer of said Borrower.

     6.25. Purchase Money Security Interests. To the extent that any Borrower uses any portion of any of the Loans to purchase Collateral, said Borrower's repayment of the Loans shall apply on a "first-in-first-out" basis, so that the portion of the Loan used to purchase a particular item of Collateral shall be paid in the chronological order that the Borrower purchased said Collateral.

     6.26. Further Assurances. At any time and from time-to-time, whether or not the Official Text of Revised Article 9, 2000 Revision, of the Uniform Commercial Code promulgated by the American Law Institute and the National Conference of Commissioners on Uniform State Laws or a version thereof ("Uniform Revised Article 9") has been adopted in any particular jurisdiction, take such steps as the Bank may reasonably request for the Bank to (i) obtain an acknowledgment, in form and substance reasonably satisfactory to Bank, of any Bailee having possession of any of the Collateral, stating that the Bailee holds possession of such Collateral on behalf of the Bank, (ii) obtain "control" of any Investment Property, Deposit Accounts, Letter-of-Credit Rights or electronic Chattel Paper ("control" being defined for such items of Collateral by Uniform Revised Article 9), with any agreements establishing control to be in form and substance reasonably satisfactory to the Bank, and (iii) otherwise to insure continued perfection and priority of the Bank's security interest in any of the Collateral and of the preservation of its rights therein, whether in anticipation of or following the effectiveness of Uniform Revised Article 9 in any jurisdiction. If the any Borrower shall, at any time, whether or not Uniform Revised Article 9 has been adopted in any particular jurisdiction, acquire a "commercial tort claim" (as such term is defined in the UCC) with a claim for damages in excess of $250,000.00, the Borrower shall promptly notify the Bank, in writing, providing a reasonable description and summary thereof, and shall execute a supplement to this Agreement granting to Bank a security interest in such commercial tort claim.

     6.27. Electronic Submittal of Financial Reports. All financial reports and information required to be submitted by Borrower hereunder shall be submitted in a format satisfactory to Bank in Bank's sole discretion, whether said format be written, electronic or both, as determined by Bank in Bank's sole discretion. With respect to electronic submittals, all such reports shall be transmitted to Bank through Bank's STABLNET.LINK(tm) electronic reporting system. Borrower agrees that it will maintain such accounting and computer systems and information as shall be compatible with the STABLNET.LINK(tm) system and as shall promote the prompt reporting of information by Borrower to Bank and that it will promptly report through the STABLNET.LINK(tm) system all information as shall be requested by Bank.

     6.28. Collateral and Other Financial Reports. Furnish to Bank at least monthly (and more frequently if requested by Bank) a detailed accounts receivable aging report, a detailed accounts payable aging report, and an inventory report, all in form and substance, and containing such detail and information, as Bank shall request, and furnish to Bank copies of all physical inventory listings when prepared by Borrower. Such reports shall be submitted in a format satisfactory to Bank in Bank's sole discretion, whether said format be written, electronic or both, as determined by Bank in Bank's sole discretion. To the extent that Bank requires Borrower to submit reports electronically, such reports shall be submitted by Borrower in a manner consistent with, and supported by, the Bank's STABLNET.LINK(tm) electronic reporting system.

                                  ARTICLE VII
                               NEGATIVE COVENANTS

     Until the Obligations have been indefeasibly repaid and satisfied in full and until the Bank has no further obligation to make advances under the Loans, without the prior written consent of Bank, the Borrowers shall not:

     7.1. Indebtedness. Create, incur, assume or suffer to exist any Debt or obligation for money borrowed, or guarantee, or endorse, or otherwise be or become contingently liable in connection with the obligations of any Person (including, without limitation, any Affiliate), except (all of following hereinafter referred to as "Permitted Indebtedness"):

          7.1.1. Indebtedness for taxes not at the time due and payable or which are being actively contested in good faith by appropriate proceedings and against which reserves have been established by Borrowers in accordance with GAAP, but only if the non-payment of such taxes being contested does not result in a Lien upon any property of any Borrower that has priority over the Lien held by Bank;

          7.1.2. Contingent liabilities arising out of the endorsement of negotiable instruments in the ordinary course of collection or similar transactions in the ordinary course of business;

          7.1.3. Accounts payable to trade creditors which are not aged more than ninety (90) days from billing date and current operating expenses (other than for borrowed money) which are not more than thirty (30) days past due, in each case incurred in the ordinary course of business and paid within such time period, unless the same are actively being contested in good faith and by appropriate and lawful proceedings and said Borrower shall have set aside such reserves, if any, with respect thereto as have been recommended by independent public accountants;

          7.1.4. Debt for money borrowed from the Bank and the other Obligations, and Debt for money borrowed existing on the date of this Agreement as is more specifically set forth on Exhibit "M" attached hereto and incorporated herein;

          7.1.5. Debt subordinated in favor of Bank pursuant to an executed Subordination Agreement;

          7.1.6. Purchase money Debt not exceeding at any one time, in the aggregate, Five Hundred Thousand and No/100 Dollars ($500,000.00);

          7.1.7.  Deferred taxes;

          7.1.8. Accrued pension fund and other employee benefit plan obligations and liabilities (provided, however, that such Debt does not result in the existence of any Event of Default hereunder);

          7.1.9. Debt resulting from endorsements of negotiable instruments received in the ordinary course of its business; and

          7.1.10. Debt arising in respect of the Permitted Liens more specifically set forth in Section 7.2 hereof.

     7.2 Liens and Security Interests. Create, incur, assume, or suffer to exist any mortgage, security deed, deed of trust, security interest, pledge, encumbrance, Lien or charge of any kind (including charges on property purchased under conditional sales or other title-retention agreements) on any of its property or assets, now owned or hereafter acquired, except for the following (all of which are referred to herein as "Permitted Liens"):

          7.2.1. Liens for taxes not yet due or which are being contested in good faith by appropriate proceeding and against which reserves deemed adequate by Bank have been set up (excluding any Lien imposed pursuant to any of the provisions of ERISA);

          7.2.2. Other Liens, charges and encumbrances incidental to the conduct of its business or the ownership of its property and assets and created by operation of law;

          7.2.3. Purchase money Liens and encumbrances created to secure the indebtedness permitted by Section 7.1.6 hereof;

          7.2.4.    Liens, charges and encumbrances in favor of the Bank;

          7.2.5.    Restrictions imposed by licenses and leases;

          7.2.6. Deposits to secure the performance of utilities, leases, statutory obligations and surety and appeal bonds and other obligations of a like nature incurred in the ordinary course of business;

          7.2.7. Liens, charges and encumbrances reflected on EXHIBIT "C" to this Agreement, if any; and

          7.2.8.    Liens otherwise permitted by this Agreement.

     7.3. Dividends and Distributions. Declare any dividends on any shares of any class of any Borrower's stock, or apply any of any Borrower's property or assets to the purchase, redemption or other retirement of, or set apart any sum for the payment of any dividends on, or for the purchase, retirement of, or make any other distribution by reduction of capital or otherwise in respect of, any shares of any class of stock of any Borrower. Borrowers are specifically prohibited from making distributions of proceeds of the Loan or of any other monies to any Affiliates. Notwithstanding the foregoing, so long as no Event of Default then exists or would be caused by or result from the making of such payment, each Borrower may pay dividends and make distributions from time to time in an amount not in excess of forty percent (40%) of each of Borrower's respective Net Income.


     7.4. Affiliate Transactions. Purchase, acquire or lease property from, or sell, transfer or lease any inventory, materials, goods, equipment, assets, rights or property to, any Affiliate of any Borrower, except in the ordinary course of any Borrower's business and under terms and conditions which would apply if disinterested parties were involved.

     7.5. Financing Statements. Permit any financing statement to be on file with respect to the Collateral except in connection with the Permitted Liens.

      7.6. Location of Borrower and Collateral. Change the State where any Borrower is located or move or otherwise relocate the Collateral to any other State other than the Collateral States.

      7.7. Disposition or Destruction of Collateral. (i) waste or destroy the Collateral or use it in violation of any statute or ordinance, (ii) make any sales or leases of any of the Collateral other than sales of Inventory in the ordinary course of a Borrower's business, or (iii) license any of the Collateral.

      7.8. Merger or Consolidation. Enter into any merger, reorganization or consolidation or acquire all or substantially all of the assets of any Person, sell, lease or otherwise dispose of any of its assets (except as is otherwise permitted in Section 7.7 of this Agreement), or make any substantial change in the basic type of business conducted by it as of the date hereof.

      7.9. Loans or Advances. Make loans or make advances or pay any management or similar fees to any Person, except that Innotrac shall be permitted to make loans and advances to any of its Subsidiaries at any time and from time-to-time.

      7.10. Capital Expenditures. Make any Capital Expenditures in any fiscal year exceeding a total of $4,000,000.00, in the aggregate.

      7.11. Acquisitions. Purchase or acquire the obligations or stock of or any other interest in any Person, except direct obligations of the United States of America or certificates of deposit or other investments issued by the Bank or by any bank designated in writing by the Bank.

      7.12. Prepayment of Debt. Prepay any Debt except Debt to the Bank and Debt subordinated to the Bank.

      7.13. Lease Transactions. Enter into any sale and lease-back arrangement, either directly or indirectly.

      7.14. Amendments. Amend any instrument evidencing a Permitted Lien or Permitted Indebtedness in any manner which would adversely effect the Bank's security interest in the Collateral, without first obtaining Bank's prior written consent and as determined by Bank in Bank's sole discretion.

      7.15. Salaries. [Intentionally Omitted].

      7.16. Deposit of Funds. Deposit proceeds of the Collateral into any account other than the Special Collection Accounts.

      7.17. Adverse Transactions. Enter into any transaction, or permit any Subsidiary to enter into any transaction, which materially and adversely affects or may materially and adversely affect the Collateral or any Borrower's ability to repay the Obligations or permit or agree to any material extensions, compromise or settlement or make any change or modification of any kind or nature with respect to any Account, including any of the terms relating thereto, other than discounts and allowances in the ordinary course of business.

      7.18. Subsidiary Acquisitions. Hereafter create any Subsidiary or divest itself of any material assets by transferring them to any Subsidiary.

      7.19. Subsidiary Divestitures. Transfer, sell, pledge, encumber or otherwise assign any shares of stock or other interest in any Subsidiary or permit any Subsidiary to sell or otherwise dispose of all of substantially all of its assets.

      7.20. Partnerships or Joint Ventures. Become or agree to become a general or limited partner in any general or limited partnership or a joint venturer in any joint venture.

      7.21. Subordinated Debt. Make any payment (principal or interest) with respect to Subordinated Debt, or with respect to any Debt that would be Subordinated Debt but for the absence of a subordination agreement in effect with respect thereto, except that Borrowers shall be entitled to make payments with respect to such Debt to the extent provided in any subordination agreement in effect with respect thereto, but only during such time as no default or Event of Default exists hereunder.

      7.22. Change in Ownership. Shall Scott Dorfman cease to own, beneficially and of record, with unlimited power to vote, at least forty percent (40%) of the issued and outstanding capital stock of Innotrac, and shall Innotrac cease to own, beneficially and of record, with unlimited power to vote, at least fifty-one percent (51%) of the issued and outstanding capital stock of iFulfillment.

      7.23. Change of Borrower Name. Change or permit the change of its corporate name without providing Bank with thirty (30) days' prior written notice. In the event that Bank is properly notified of any such change of any Borrower name, said Borrower hereby authorizes Bank to execute and file such additional UCC financing statements as Bank may deem necessary or desirable in Bank's sole discretion.

      7.24. Fiscal Year. Change its fiscal year end from that in effect on the Closing Date.

      7.25. Material Contracts. Enter into any Material Contracts requiring the purchase of Inventory on or after the Closing Date which Material Contracts are not expressly assignable without restriction or are expressly assignment to Bank for the purpose of securing repayment by Borrower of the Obligations.



                                  ARTICLE VIII
                          GRANT OF SECURITY INTEREST.

      8.1. Security Interest. As security for the payment and performance of the Loans and all other Obligations, now existing or in the future incurred, and including any extensions or renewals or changes in form of the Loans, any Overadvances, and any other Debt of Borrowers to the Bank, and all costs and expenses of collection thereof, including, without limitation, attorneys' fees, Borrowers hereby assigns to Bank and grants to Bank a security interest in and Lien upon the following:

      (1)   the Collateral

      (2) all monies and other property of any kind, real, personal, or mixed, and tangible or intangible, now or at any time or times hereafter, in the possession or under the control of Bank or a bailee of Bank;

      (3) All accessions to, substitutions for and all replacements, products and cash and non-cash proceeds of (1) through (2) above, including, without limitation, proceeds of and unearned premiums with respect to insurance policies insuring any of the Collateral;

     (4) All books and records (including, without limitation, customer lists, credit files, magnetic, digital and laser tapes and disks, electronic and computer storage media, computer programs, print-outs, and other computer materials and records) of Borrowers pertaining to any of (1) through (3) above.

     8.2. Sale of Inventory. Until the occurrence and continuance of an Event of Default, whichever occurs first, Borrowers may use and dispose of the Inventory in the ordinary course of business where such is not inconsistent with this Agreement, provided that the ordinary course of business does not include a transfer in partial or total satisfaction of Debt nor a transfer (other than a sale on terms and conditions which would apply if disinterested parties were involved) to an Affiliate of any Borrower.

     8.3. Notice to Account Debtors. Upon the occurrence and continuance of an Event of Default, Bank shall have the right to notify the Account Debtors obligated on any or all of the Accounts to make payment thereof directly to Bank and to take control of all proceeds of any such Accounts. Any such notice by the Bank to such Account Debtors shall be given by an authorized representative of the Bank. Upon the occurrence and continuance of an Event of Default, Borrowers, if requested by Bank, shall stamp or cause to be stamped on each Account item in legible letters "Pledged to SouthTrust Bank" and shall turn over physical possession of the Accounts to Bank. Borrowers authorize Bank to sign and endorse Borrowers' names upon any check, draft, money order, or other form of payment of any Account item and to sign and endorse satisfactions and releases of Account items in Borrowers' names. Until such time as an Event of Default occurs and is continuing and Bank elects to exercise the right to collect and endorse said Accounts, Borrowers are authorized, as agent of the Bank, to collect and enforce said Accounts in Borrowers' name. The costs of such collection and enforcement, including reasonable attorney's fees and out-of-pocket expenses actually incurred and all other expenses and liabilities resulting therefrom, shall be borne solely by Borrowers whether the same are incurred by the Bank or Borrowers. At the request of the Bank, Borrowers shall upon receipt of all checks, drafts, cash and other remittances in payment or on account of the Accounts deposit the same in the Special Collection Accounts. The funds in the Special Collection Accounts shall be held by the Bank as security for all obligations secured hereby. Said proceeds shall be deposited in precisely the form received, except for the endorsement of Borrowers where necessary to permit collection of items, which endorsement Borrowers agree to make, and which the Bank is also hereby authorized to make on Borrowers' behalf. Pending such deposit, Borrowers agree that they will not commingle any such checks, drafts, cash and other remittances with any of Borrowers' funds or property, but will hold them separate and apart therefrom and upon an express trust for the Bank until deposit thereof is made in the Special Collection Accounts. The Bank may, in accordance with the provisions of this Agreement, apply the whole or any part of the Collected Balances on deposit in the Special Collection Accounts against the principal and/or interest of the Loans or other Obligation secured hereby, the order and method of such application to be at the discretion of the Bank. Any portion of said funds on deposit in the Special Collection Accounts which Bank elects not to so apply may, at the Bank's election, be paid over by the Bank to Borrowers; provided, however, that if at any time the Bank grants to Borrowers the right to retain the proceeds of the Accounts for Borrowers' use, or if at any time Bank elects to pay funds on deposit in the Special Collection Accounts to Borrowers, such right to retain and use proceeds or payment from the Special Collection Accounts shall be deemed to be continuing new value for the security interest attaching hereunder on all after-acquired property. In addition to the rights set forth in this Section 8.3, Bank shall, upon the occurrence and during the continuance of an Event of Default, be entitled enforce Borrowers' rights against Account Debtors and related obligors.

     8.4. Verification of Accounts. Whether or not an Event of Default has occurred, any of Bank's officers, authorized representatives, employees or agents shall have the right, at any time or times hereafter, in the name of Bank or in any trade or fictitious name selected by Bank, or in the name of any designee of Bank or Borrowers, to verify the validity, amount or any other matter relating to any Accounts by mail, telephone, telegraph, or otherwise. Borrowers shall cooperate fully with Bank in an effort to facilitate and promptly conclude any such verification process.

     8.5. Post Office Box. At the request of Bank, Borrowers agree to acquire at its expense a post office box in Atlanta, Georgia, to which the Bank and its designees alone shall have access. Borrowers agrees to give notice to all of its Account Debtors to mail payments due to Borrowers to such post office box. Borrowers agree that the Bank, or its designees, may open such post office box, may receive, open and dispose of all mail addressed to Borrowers at such post office box, and may deposit any payments contained in such mail in the Special Collection Accounts. Borrowers agree to give all required instructions to the U.S. Postal Service authorities to enable the Bank or its designees to attain access to such post office box of Borrowers, agree that they will not attempt to remove any mail from such post office box, and agrees to execute such additional agreements as the Bank may reasonably require in connection with such post office box. Borrowers agree to instruct all of its Account Debtors which make any payments on the Accounts by bank wire to wire such payments to the Special Collection Accounts.

     8.6. Governmental Accounts. If any of a Borrower's Accounts in excess of $10,000 arise out of contracts with the United States or any department, agency, or instrumentality thereof, said Borrower will immediately notify the Bank thereof in writing and execute any instruments and take any steps required by the Bank in order that all monies due and to become due under such Account shall be assigned to the Bank and notice thereof given to the government under the Federal Assignment of Claims Act.

     8.7. Accounts Evidenced by Instruments. If any of a Borrower's Accounts are or should become evidenced by promissory notes, trade acceptances, chattel paper, chattel mortgages, conditional sales contracts, or other instruments, said Borrower will immediately deliver same to Bank, endorsed or assigned with recourse to the Bank's order and, regardless of the form of such endorsement or assignment, Borrower hereby waives presentment, demand, notice of dishonor, protest and notice of protest and all other notices with respect thereto.

     8.8. Lease of Records. Effective upon the occurrence and continuance of an Event of Default, Borrowers hereby lease to the Bank, and the Bank hires from Borrower, for a term which shall be effective so long as the Loans or other Obligations secured hereby are owing to the Bank by Borrowers and until the Bank has no further obligation under the Agreement, all of Borrowers' present and future books of Accounts, computer printouts, magnetic, digital and laser tapes and disks, computer and electronic storage media, computer software programs, trial balance records, ledgers and cabinets in which they are located, reflected or maintained, in any way relating to the Collateral, and all present and future supporting evidence and documents relating thereto in the form of written applications, credit information, account cards, payment records, trial balances, correspondence, delivery receipts, certificates and the like, as well as the past and current information stored in computer software programs for and on Borrowers' behalf by third parties. Borrowers, if requested by Bank, agree to legend all of the foregoing to indicate the lease thereof to the Bank. If an Event of Default occurs and the Loans are accelerated, then, in addition to all of the other rights and remedies of the Bank herein, the Bank will have the right forthwith or at any time thereafter to remove from Borrowers' premises all of the foregoing and keep and retain the same in Bank's possession until the Loans and other Obligations secured hereby shall have been fully paid and discharged and the Bank has no further obligation under the Agreement. The provisions of this Section shall not be deemed to diminish or contravene the security interest of the Bank in the

Borrowers' General Intangibles or in the property, materials, and interests described in this Section but shall be deemed to be in addition to any rights the Bank may have with respect to the Borrowers' grant of a security interest in its General Intangibles to the Bank.

     8.9.      License of Rights.   Effective upon the occurrence and
continuance of an Event of Default, Bank is hereby granted a license or other right to use, without charge, Borrowers' labels, patents, copyrights, rights of use of any name, trade secrets, tradenames, trademarks and advertising matter or any property of a similar nature as it pertains to the Collateral, in advertising for sale and in selling any Collateral, and Borrowers' rights under all licenses and all franchise agreements shall inure to Bank's benefit.

     8.10.     Attorney-in-Fact.   Effective upon the occurrence and continuance
of an Event of Default, Borrower hereby irrevocably designates, makes, constitutes and appoints Bank (and all Persons designated by Bank) as Borrowers' true and lawful attorney (and agent-in-fact) and Bank, or Bank's agent, may, without notice to Borrowers and in Borrowers' or Bank's name, but at the cost and expense of Borrowers.

          8.10.1. At such time or times hereafter as Bank or said agent, in its sole discretion, may determine, upon the occurrence and continuance of an Event of Default, endorse Borrowers' name on any checks, notes, acceptances, drafts, money orders or any other evidence of payment or proceeds of the Collateral which come into the possession of Bank or under Bank's control; and

          8.10.2. At such time or times as Bank or its agent in its sole discretion may determine upon the occurrence and continuance of an Event of
Default: (i) demand payment of the Accounts from the Account Debtors, enforce payment of the Accounts by legal proceedings or otherwise, and generally exercise all of any Borrower's rights and remedies with respect to the collection of the Accounts; (ii) settle, adjust, compromise, discharge or release any of the Accounts or other Collateral; (iii) sell or collect any of the Accounts or other Collateral upon such terms, and for such amounts and at such time or times as Bank deems advisable; (iv) take possession, in any manner, of any item of payment or proceeds relating to any Collateral and apply the same to the Obligations; (v) prepare, file and sign any Borrower's name to a proof of claim in bankruptcy or similar document against any Account Debtor or to any notice of lien, assignment or satisfaction of lien or similar document in connection with any of the Collateral; (vi) receive, open and dispose of all mail addressed to Borrowers and to notify postal authorities to change the address for delivery thereof to such address as Bank may designate; (vii) endorse the name of any Borrower upon any of the items of payment or proceeds relating to any Collateral and deposit the same to the account of Bank or any other bank on account of the Obligations; (viii) endorse the name of any Borrower upon any chattel paper, document, instrument, invoice, freight bill, bill of lading or similar document or agreement relating to the Accounts, Inventory and any other Collateral; (ix) use any Borrower's stationery and sign the name of any Borrower to verifications of the Accounts and notices thereof to Account Debtors; (x) use the information recorded on or contained in any data processing equipment and computer hardware and software relating to the Accounts, Inventory, and any other Collateral and to which Borrowers have access; (xi) make and adjust claims under policies of insurance; and (xii) for and in the name of Borrower to give instructions and direct any bank or financial institution in which proceeds of the Collateral are deposited to turn over said proceeds to Bank; and (xiii) do all other acts and things necessary, in Bank's determination, to fulfill Borrowers' obligations under this Agreement.

     8.11.     Perfection of Security Interests.   With respect to the
Collateral, Borrowers agree as follows:

          8.11.1    Filing of Financing Statement.

                    (a) Borrowers authorize Bank to file a financing statement describing the Collateral; and

                    (b) Borrowers authorize Bank to file a financing statement describing any agricultural liens or other statutory liens held by Bank.

          8.11.2    Possession.

                    (a) Borrowers shall have possession of the Collateral, except where expressly otherwise provided in this Agreement or where Bank chooses to perfect its security interest by possession in addition to the filing of a financing statement; and

                    (b) Where Collateral is in the possession of a third party, Borrowers, upon request of Bank, shall join with Bank in notifying the third party of Bank's security interest and obtaining an acknowledgement from the third party that it is holding the collateral for the benefit of Bank.

          8.11.3. Control. Borrowers shall cooperate with Bank in using commercially reasonable efforts to obtain control with respect to Collateral consisting of:

                    (a)  Deposit Accounts;

                    (b)  Investment Property;

                    (c)  Letter-of-Credit Rights; and

                    (d)  Chattel Paper (electronic).

          8.11.4. Marking of Chattel Paper. Borrowers shall not create any Chattel Paper without placing a legend of the Chattel Paper acceptable to Bank indicating that Bank has a security interest in the Chattel Paper.

                                   ARTICLE IX
                   ADDITIONAL REPRESENTATIONS, COVENANTS, AND
                       AGREEMENTS RELATING TO COLLATERAL

     9.1. Reliance on Statements. With respect to all Accounts, Borrowers represent and warrant to Bank that Bank may rely, in determining which Accounts are Eligible Accounts, on all statements and representations made by Borrowers with respect to any Account or Accounts, and unless otherwise indicated in writing to Bank, that with respect to each Account:

          9.1.1. It is genuine and in all respects what it purports to be, and it is not evidenced by a judgment;

          9.1.2. It arises out of a completed, bona fide sale and delivery of goods or rendition of services by a Borrower in the ordinary course of its business and in accordance with the terms and conditions of all purchase orders, contracts or other documents relating thereto and forming a part of the contract between a Borrower and the Account Debtor;

         9.1.3. It is for a liquidated amount maturing as stated in the duplicate invoice covering such sale or rendition of services, a copy of which has been furnished or is available to Bank;

         9.1.4. Such Account, and Bank's security interest therein, is not subject to any offset, Lien, deduction (except for deductions permitted under Section 9.1.5, below), defense, dispute, counterclaim or any other adverse condition, and each such Account is absolutely owing to a Borrower and is not contingent in any respect or for any reason;

         9.1.5. No Borrower has made an agreement with any Account Debtor thereunder for any deduction therefrom, except discounts or allowances which are granted by a Borrower in the ordinary course of its business for prompt payment and which are reflected in the calculation of the net amount of each respective invoice related thereto;

         9.1.6. To the Best of each Borrower's knowledge, there are no facts, events or occurrences which in any way impair the validity or enforceability thereof or tend to reduce the amount payable thereunder from the face amount of the invoice and statements delivered to Bank with respect thereto;

         9.1.7. To the best of each Borrower's knowledge, the Account Debtor thereunder (i) had the capacity to contract at the time any contract or other document giving rise to the Account was executed and (ii) such Account Debtor was and is Solvent;

         9.1.8. No Borrower has knowledge of any fact or circumstance which would impair the validity or collectibility of the Account, and to the best of each Borrower's knowledge, there are no proceedings or actions which are threatened or pending against any Account Debtor thereunder which might result in any material adverse change in such Account Debtor's financial condition or the collectibility of such Account; and

         9.1.9. Borrowers will have paid or provided for the payment of all taxes arising from the transaction creating the Account.

     9.2. Notification. Borrowers shall immediately notify Bank of any event, occurrence or circumstance which causes any representation pertaining to any Account set forth in Section 9.1 above to cease to be true in all respects, and Borrowers will promptly notify Bank (i) if any Account Debtor or any Affiliate of any Account Debtor has or may have any right of setoff, deduction, or defense against any Account or (ii) if any such Account Debtor or Affiliate of such Account Debtor has or may have a contractual or business relationship with a Borrower such that at any time such right may exist or be asserted or (iii) if a Borrower ships any inventory or goods or furnishes any services to any Person which has or may have any right of setoff, deduction or defense against any asset, including any Account, of a Borrower.

     9.3. Affirmation of Representations. Each request for a loan or advance made by Borrowers pursuant to this Agreement or any of the other Loan Documents shall constitute (i) an automatic representation and warranty by Borrowers to Bank that there does not then exist any default or Event of Default and (ii) a reaffirmation as of the date of said request that all of the representations and warranties of Borrowers contained in this Agreement and the other Loan Documents are true in all material respects except of any changes in the nature of Borrowers' businesses or operations that would render the information contained in any exhibit attached hereto either inaccurate or incomplete, so long as Bank has consented to such changes or such changes are expressly permitted by this Agreement, and except to the extent that representations were made as of a specific date. Borrowers are expressly required to update all Exhibits to this Agreement (as applicable) at any time and from time-to-time in connection with any such reaffirmation.

     9.4. Waivers. Borrowers hereby release and waive any and all actions, claims, causes of action, demands and suits which they may currently have against the Bank as a result of any possession, collection, settlement, compromise or sale by Bank of any of the Accounts upon the occurrence of an Event of Default hereunder, notwithstanding the effect of such possession, collection, settlement, compromise or sale upon the business of Borrowers. Said waiver shall include all causes of action and claims which may result from the exercise of the power of attorney conferred upon Bank in Section 8.10. The failure at any time or times hereafter to require strict performance by Borrowers of any of the provisions, warranties, terms and conditions contained in this Agreement or any other agreement, document or instrument now or hereafter executed by Borrowers, and delivered to the Bank, shall not waive, affect, or diminish any right of the Bank thereafter to demand strict compliance and performance therewith and with respect to any other provisions, warranties, terms and conditions contained in such agreements, documents or instruments, and any waiver of default shall not waive or affect any other default, whether prior or subsequent thereto, and whether the same are of a different type. None of the warranties, conditions, provisions and terms contained in the Agreement or any other agreement, document or instrument now or hereafter executed by Borrowers and delivered to the Bank shall be deemed to have been waived by any act or knowledge of the Bank, its agents, representatives, officers or employees, but only by an instrument in writing signed by an officer of the Bank and directed to the Borrowers specifying such waiver.

     9.5 Discharge of Taxes and Liens. At its option, the Bank may discharge taxes, Liens, security interests or other encumbrances at any time levied or placed on the Collateral and may pay for the maintenance and preservation of the Collateral. Borrowers agree to reimburse the Bank, on demand, for any payment made or expense incurred by Bank pursuant to the foregoing authorization, including, without limitation, attorney's fees.

     9.6 Insurance. Without limiting any other provision hereof, Borrowers will keep the Collateral insured in amounts equal to its full insurable value, with companies, and against such risks as may be reasonably satisfactory to the Bank. Borrowers will pay the costs of all such insurance and, upon Bank's request, deliver policies evidencing such insurance to the Bank with mortgagee loss payable clauses in favor of the Bank. Borrowers hereby assign to the Bank all right to receive proceeds, directs any insurer to pay all proceeds directly to the Bank, and authorizes the Bank to endorse any check or draft for such proceeds and apply the same toward satisfaction of the Loans and other Obligations secured hereby.

     9.7 Complete Records; Inspection Rights. Borrowers will at all times keep accurate and complete records of the Collateral, and the Bank or its agents shall have the right to call at any Borrower's place or places of business at intervals to be determined by Bank, upon reasonable notice and during any Borrower's regular business hours, and without hindrance or delay, to inspect and examine the Inventory and Equipment, and to inspect, audit, check, and make, at Bank's expense, abstracts from the books, records, journals, orders, receipts, computer printouts, correspondence and other data relating to the Collateral or to any other transactions between the parties hereto.

     9.8. U.C.C. Financing Statement. The Borrowers agree that a carbon, photographic or other reproduction of this Agreement or of a financing statement with respect to the Collateral shall be sufficient as a financing statement and may be filed as such by the Bank.

                                   ARTICLE X
                      EVENTS OF DEFAULT; CERTAIN REMEDIES

     10.1. Events of Default. The occurrence of any one or more of the following events shall constitute an Event of Default hereunder:

               10.1.1. Payment Default. If Borrowers shall fail to make any payment of any installment of principal or interest on the Note or with respect to any Loan when and as the same shall become due and payable, whether at stated maturity, upon the expiration of the Commitment Period, by declaration, upon acceleration, or otherwise; or

               10.1.2. Fees and Expenses. If Borrowers shall fail to pay when due any expense, fee or charge provided for in this Agreement; or

               10.1.3. Other Defaults. If Borrowers shall fail for a period of thirty (30) days from the date that Bank delivers to Borrower written notice as required in this Agreement setting forth any Borrower's failure to perform, keep, or observe any covenant, agreement or provision of any of the following Sections of this Agreement: 6.2, 6.3, 6.4, 6.9, 6.10, 6.11, 6.14, 6.17, 6.18,
6.20, and 6.21; or if any borrower shall fail or neglect to perform, keep or observe, or shall default with respect to, any other covenant, agreement or provision a default in the performance of which is dealt with specifically elsewhere in this Section 10.1); or

               10.1.4.    Representations False. If any warranty,
representation, or other statement made or furnished to Bank by or on behalf of any borrower in any of the Loan Documents proves to be false or misleading in any material respect when made or furnished, or

               10.1.5. Financial Difficulties. If any Borrower shall be involved in financial difficulties as evidenced-

                         (a)  by its admission in writing of its inability to
pay its debts generally as they become due or of its ceasing to be Solvent;

                         (b)  by its filing a petition in bankruptcy or for
reorganization or for the adoption of an arrangement under the U.S. Bankruptcy Code (as now or in the future amended) or any similar law regarding debtors rights and remedies or an admission seeking the relief therein provided;

                         (c)  by its making a general assignment for the
benefit of its creditors;

                         (d)  by its consenting to the appointment of a
receiver for all or a substantial part of its property;

                         (e)  by its being adjudicated a bankrupt;

          (f) by the entry of a court order appointing a receiver or trustee for all or a substantial part of its property without its consent, which order shall not be vacated, set aside or stayed within ninety (90) days from the date of entry; or

          (g) by the assumption of custody or sequestration by a court of competent jurisdiction of all or substantially all of its property, which custody or sequestration shall not be suspended or terminated within 60 days from its inception; or

     10.1.6. ERISA. If a Reportable Event shall occur which Bank shall determine in good faith constitutes grounds for the termination by the Pension Benefit Guaranty Corporation of any Plan or for the appointment by the appropriate United States district court of a trustee for any Plan, or if any Plan shall be terminated or any such trustee shall be requested or appointed [or if any Borrower is in "default" (as defined in Section 4219(c) (5) of ERISA) with respect to payments of an amount not less than $100,000.00 to a Multiemployer Plan resulting from such Borrower's complete or partial withdrawal from such Plan]; or

     10.1.7.   Cancellation of Guaranty. [Intentionally Omitted].

     10.1.8. Default on Other Obligations. If any Borrower shall, after giving effect to all applicable grace periods, default in payment of more than $100,000.00 due on any Debt of any Borrower, in the aggregate, to others or if any Borrower shall default under any loan or security agreement with others or under any material lease involving a payment of more than $100,000.00 and any such default shall not be cured within 30 days after written notice to any Borrower from Bank or any holder; or

     10.1.9. Judgments. If a final judgment for the payment of money in excess of $250,000.00 shall be rendered against any Borrower and the same shall remain undischarged or unsatisfied for a period of 30 days during which execution shall not be effectively stayed, unless such judgment is fully covered by collectible insurance; or

     10.1.10. Actions. If any Borrower shall be criminally indicted or convicted under any law that could lead to a forfeiture of any property of any Borrower; or

     10.1.11. Uninsured Losses; Unauthorized Dispositions. Any material loss, theft, damage or destruction not fully covered by insurance, or sale, lease or encumbrance of any of the Collateral or the making of any levy, seizure, or attachment thereof or thereon except in all cases as may be specially permitted by other provisions of this Agreement; or

     10.1.12. Adverse Changes. There shall occur any material adverse change in the financial condition or business prospects of any Borrower; or

     10.1.13. Collateral. If a creditor of any Borrower (other than Bank) shall obtain possession of any of the Collateral by any legal means; or

     10.1.14. Business Disruption; Condemnation. There shall occur a cessation of a substantial part of the business of any Borrower for a period which has a Material Adverse Effect on Borrowers; or any Borrower shall suffer the loss or revocation of any license or permit now held or hereafter acquired by any Borrower which has a Material Adverse Effect on Borrowers; or any Borrower shall be enjoined, restrained or in any way prevented by court, governmental or administrative order from conducting all or any material part of its business affairs; or any part of the Collateral shall be taken through condemnation or the value of such properties shall be impaired through condemnation; or

          10.1.15. Bank Insecurity. Bank shall reasonably and in good faith deem itself insecure; or

          10.1.16. Change in Control. If Scott Dorfman shall cease to own, beneficially and of record, with unlimited power to vote, at least forty percent (40%) of the issued and outstanding capital stock of Borrower;

          10.1.17. Life Insurance Policy. [Intentionally Omitted].

          10.1.18. Subordination Agreements. If a breach or default beyond all applicable grace periods shall occur with respect to any subordination agreement executed by any creditor of any Borrower (including any Affiliate), or if any said agreement shall otherwise terminate or cease to have any legal effect; or

          10.1.19. Priority. If Bank shall receive at any time following the Closing Date, an official report from the Secretary of State of any Collateral State, Borrower State or Chief Executive Office State, indicating that Bank's security interest in the Collateral does not have a first priority ranking (other than with respect to the Liens permitted pursuant to Section 7.2 above); or

          10.1.20. Financing Statements. If any amendment to or termination of a financing statement naming any Borrower as "debtor" and the Bank as "secured party," or any correction statement with respect thereto, is filed in any jurisdiction by any party other than the Bank or its counsel without the prior written consent of the Bank; or

          10.1.21. Cross-Default. If there shall occur a default or Default under any loan document evidencing a loan by Bank to any Borrower; or

          10.1.22. Other Documents. If a default or event of default or breach occurs under any Loan Document (other than the breaches enumerated in Sections
10.1.1 through 10.1.21 above), or under or with respect to any of the Obligations, or under any other note, evidence of indebtedness, loan agreement, security agreement, guaranty, pledge, mortgage, assignment, or security document executed by Borrowers and delivered to the Bank.

     The Borrowers agree that default under any Loan Document shall constitute default with respect to all Loan Documents and vice versa.

     10.2. Remedies. Upon or at any time after the occurrence of any one or more of the foregoing Events of Default, Bank or the holder of the Note may at its option (i) proceed to protect and enforce its rights by suit in equity, action at law and/or the appropriate proceeding either for specific performance of any covenant or condition contained in the Note or in any Loan Document,
(ii) terminate the Commitment Period and cease disbursing advances under the Line of Credit Loan, and/or (iii) declare the unpaid balance of the Loans and Note together with all accrued interest to be forthwith due and payable, and thereupon such balance shall become so due and payable without presentation, protest or further demand or notice of any kind, all of which are hereby expressly waived.

     Without limiting the foregoing, upon the occurrence of any Event of Default, and at any time thereafter, Bank shall have the rights and remedies of a secured party under the UCC in addition to the rights and remedies provided herein or in any other instrument or paper executed by any Borrower. The Bank may require the Borrowers to assemble the Collateral and to make the same available to the Bank at a place to be designated by the Bank which is reasonably convenient to both parties. Unless the Collateral is perishable or threatens to decline speedily in value, or is of a style customarily sold on a recognized market, the Bank will give Borrowers reasonable notice of the time after which any private sale or other intended disposition thereof is to be made. The requirement of reasonable notice shall be met if such notice is mailed postage prepaid to the Borrowers at least five (5) days before the time of such sale or disposition. The Borrowers shall pay the Bank on demand any and all expenses, including legal expenses and reasonable attorney's fees, incurred or paid by the Bank in protecting or enforcing the Loans and all other Obligations secured hereby and other rights of the Bank hereunder, including its right to take possession of the Collateral. Bank has no obligation to clean-up the Collateral or otherwise prepare the Collateral for sale. Bank may sell the Collateral without giving any warranties as to the Collateral. Bank may specifically disclaim any warranties of title or the like. If Bank sells any of the Collateral upon credit, Borrowers will be credited only with payments actually made by the purchaser, received by Bank and applied to the Obligations. In the event that the purchaser fails to pay for the Collateral, Bank may resell the Collateral and Borrowers shall be credited with the proceeds of the sale.

   The Bank shall not be liable for failure to collect the Accounts or to enforce any contract rights or for any action or omission on the part of the Bank, its officers, agents and employees, except gross negligence or willful misconduct. No remedy herein conferred upon, or reserved to, the Bank is intended to be exclusive of any other remedy or remedies, including those of any note or other evidence of Debt held by the Bank and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing in law or in equity. Exercise or omission to exercise any right of the Bank shall not affect any subsequent right of the Bank to exercise the same.

   Borrowers waive notice prior to Bank's taking possession or control of any of the Collateral or any bond or security that might be required by any court prior to allowing Bank to exercise any of Bank's remedies, including, without limitation, the issuance of an immediate writ of possession. Borrowers also waives any right they may have to require Bank to pursue any third person for any of the Obligations.

   Bank may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral.

   The Borrowers agree that the Bank may apply the net proceeds received from the Collateral following an Event of Default among the Loans and the Obligations toward satisfaction of the same in its sole discretion, and Bank may specifically do so in those situations where Bank purchases any of the Collateral being sold. Any such proceeds remaining after satisfaction in full of the Loans, the Obligations, and the other obligations and liabilities of the Borrowers to the Bank shall be distributed as required by Applicable Laws.

   10.3. Right of Set-off. Upon and after the occurrence of any Event of Default, Bank may, and is hereby authorized by Borrower, at any time and from time to time, to the fullest extent permitted by Applicable Laws, and without advance notice to Borrowers (any such notice being expressly waived by Borrowers), set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and any other indebtedness at any time owing by Bank to, or for the credit or the account of, Borrowers against any or all of the Loans and Obligations and other liabilities and obligations of Borrowers now or hereafter existing whether or not such obligations have matured and irrespective of whether Bank has exercised any other rights that it has or may have with respect to such Loans and

Obligations and other liabilities and obligations, including, without limitation, any acceleration rights. The aforesaid right of set-off may be exercised by Bank against Borrowers or against any trustee in bankruptcy, debtor in possession, assignee for the benefit of the creditors, receiver, or execution, judgment or attachment creditor of Borrowers, notwithstanding the fact that such right of set-off shall not have been exercised by Bank prior to the making, filing or issuance, or service upon Bank of, or of notice of, any such petition; assignment for the benefit of creditors; appointment or application for the appointment of a receiver; or issuance of execution, subpoena, order or warrant. Bank agrees to notify Borrowers after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of Bank under this Section are in addition to the other rights and remedies (including, without limitation, other rights of setoff) which Bank may have.

                                   ARTICLE XI
                                INDEMNIFICATION

     11.1 Indemnification. Borrowers agree to jointly and severally defend, indemnify and hold harmless the Bank, its directors, officers, employees, accountants, attorneys, and agents, (the "Indemnitees") from and against any and all claims, demands, judgments, damages, actions, causes of action, injuries, orders, penalties, costs and expenses (including reasonable attorneys' fees and costs of court actually incurred) of any kind whatsoever arising out of or relating to any breach or default by Borrowers or any other Person under this Agreement or any Loan Document or the failure of Borrowers to observe, perform or discharge Borrowers' duties hereunder or thereunder. Without limiting the generality of the foregoing, Borrower's obligation to indemnify Bank shall include indemnity from any and all claims, demands, judgments, damages, actions, causes of action, injuries, orders, penalties, costs and expenses arising out of or in connection with the activities of the Borrowers, their respective predecessors in interest, third parties who have trespassed on any Borrower's property, or parties in a contractual relationship with any Borrower, whether or not occasioned wholly or in part by any condition, accident or event caused by an act or omission of the Indemnitees, which: (a) arise out of the actual, alleged or threatened discharge, dispersal, release, storage, treatment, generation, disposal, or escape of radioactive materials, radioactivity, pollutants or other toxic or hazardous substances, including any solid, liquid, gaseous, or thermal irritant or contaminant, including smoke, vapor, soot, fumes, acids, alkalis, chemicals, and waste (including materials to be recycled, reconditioned or reclaimed); or (b) actually or allegedly arise out of the use, specification, or inclusion of any product, material, or process containing chemicals or radioactive material, the failure to detect the existence or proportion of chemicals or radioactive material in the soil, air, surface water or groundwater, or the performance or failure to perform the abatement of any pollution source or the replacement or removal of any soil, water, surface water, or groundwater containing chemicals or radioactive material. In addition, Borrowers will jointly and severally indemnify and hold Bank harmless from and against any liability, claim, cost or expense incurred by Bank or imposed against Bank for any stamp tax, intangible tax, or other tax, fee or charge imposed by any governmental entity arising out of or relating to the Notes or this Agreement or the transactions anticipated herein, excluding any income tax owing by Bank in connection with any income earned by Bank on the Loans.

                                  ARTICLE XII
                       COSTS AND EXPENSES; MISCELLANEOUS

     12.1. Costs of Preparation; Brokers Fees. Borrowers shall bear all expenses of the Bank in connection with the Loans and with the investigation, review and approval of this transaction, the preparation of the Agreement and the Loan Documents, and the issuance and delivery of the Notes to Bank and also in connection with any amendment or modification thereto, and the administration thereof, including, without limitation, (i) all reasonable legal fees, expenses and disbursements and other actual third-party expense reimbursements incurred or sustained by Bank in connection with this transaction, (ii) all travel, appraisal, audit, search and filing fees incurred or sustained by Bank in connection with this transaction or the administration of the Loans; (iii) all recording and filing fees, intangibles taxes (excluding any income tax owing by Bank in connection with any income earned by Bank on the Loans), documentary and revenue stamps, other taxes or other expenses and charges payable in connection with this Agreement, the Note or any Loan Document and (iv) all costs, expenses, (including fees and expenses of outside consultants), related to the administration of this Agreement or any of the other Loan Documents and the transactions contemplated hereby and thereby and/or periodic audits and appraisals performed by Bank. The Borrowers agree to jointly and severally indemnify and save Bank harmless against all broker's and finder's fees, if any.

     12.2. Other Costs and Expenses. If, at any time or times hereafter, whether before or after the occurrence of an Event of Default, the Bank employs counsel to advise or provide other representation with respect to this Agreement or any Loan Document, or to collect the balance of the Loans, or to take any action in or with respect to any suit or proceeding relating to this Agreement or any of the Loan Documents, or to protect, collect, or liquidate the Collateral or to attempt to enforce any security interest or Lien granted to the Bank by Borrowers; then in any such events, all of the reasonable attorneys' fees arising from such services, and any expenses, costs and charges relating thereto, shall constitute additional obligations of Borrowers payable on demand of the Bank.

     12.3. Legal Counsel. Borrowers acknowledge and agree that Arnall Golden Gregory, LLP is legal counsel to Bank and does not represent Borrowers as Borrowers' attorney, that Borrowers have retained (or has had an opportunity to retain) counsel of their own choice and have not and will not rely upon any advice from Bank's counsel. In no event shall Borrowers' reimbursement of expenses pursuant to this Agreement (even if effected by payment directly by Borrowers to Bank's counsel) be deemed to establish any attorney-client relationship between Borrowers and Bank's counsel.

     12.4. Audit Fees. Borrowers shall pay to Bank a field examination fee of $500.00 per day, plus out-of-pocket expenses, for each field examination performed by Bank or Bank's agent. Bank acknowledges and agrees that the maximum number of field examinations for which Borrowers shall be responsible for such payment and reimbursement of expenses to Bank per year shall be three (3), unless an Event of Default exists and continues hereunder, in which case additional field examinations may be performed, in Bank's discretion, at Borrowers' expense.

     12.5. No Waiver. No waiver of any Event of Default hereunder, and no waiver of any default or Event of Default under any other Loan Document shall extend to or shall affect any subsequent or other then existing default or shall impair any rights, remedies or powers of Bank. No delay or omissions of Bank or any subsequent holder of the Note to exercise any right, remedy, power or privilege hereunder after the occurrence of such default or Event of Default shall be construed as a waiver of any such default, or acquiescence therein.

     12.6. Headings. Except for the definitions set forth in Section 1, the headings of the articles, sections, paragraphs and subdivisions of this Agreement are for convenience of reference only, are not to be considered a part hereof, and shall not limit or otherwise affect any of the terms hereof.

     12.7. Marshalling of Assets; Payments Set Aside. Bank shall be under no obligation to marshall any assets or securities in favor of Borrowers or any other Person or against or in payment of any or all of the Obligations. To the extent that sum credited against the Obligations is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the Obligations or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

     12.8. Survival of Covenants. All covenants, agreements, and warranties made herein and in certificates or reports delivered pursuant hereto shall be deemed to have been material and relied on by Bank, notwithstanding any investigation made by or on behalf of Bank, and shall survive the execution and delivery to Bank of any Note or Loan Document.

     12.9. Addresses. Any notice or demand (or a record thereof) which by any provision of this Agreement is required or provided to be given shall be deemed to have been sufficiently given or served for all purposes by (i) being delivered in person to the party to whom the notice or demand (or a record of the same) is directed or (ii) by being sent as first class mail, postage prepaid, in either event to the following address: If to Borrowers, 6655 Sugarloaf Parkway, Duluth, Georgia 30097, Attn: David Gamsey; or if any other address shall at any time be designated by Borrowers in writing to the holders of record of the Note at the time of such designation to such other address; and if to Bank: Post Office Box 2554, Birmingham, Alabama, 35290, Attn: Asset-Based Lending Department, or if any other address shall at any time be designated in writing to Borrowers, to such other address. Any written notice that is not sent in conformity with the provisions hereof shall nevertheless be effective on the date that such notice is actually received by the noticed party.

     12.10. Venue and Jurisdiction. BORROWERS AGREE THAT ANY LEGAL ACTION BROUGHT BY THE BANK TO COLLECT THE LOANS OR ANY OBLIGATION OR TO ASSERT ANY CLAIM AGAINST BORROWERS UNDER ANY LOAN DOCUMENT, OR ANY PART THEREOF, MAY BE BROUGHT IN ANY COURT IN THE STATE OF GEORGIA HAVING SUBJECT MATTER JURISDICTION, WAIVE ITS RIGHT TO OBJECT TO ANY SUCH ACTION ON GROUNDS IT IS BROUGHT IN THE IMPROPER VENUE, AND IRREVOCABLY CONSENTS THAT ANY LEGAL ACTION OR PROCEEDING AGAINST IT UNDER, ARISING OUT OF, OR IN ANY MANNER RELATING TO THE LOANS, THE OBLIGATIONS, OR ANY LOAN DOCUMENT MAY BE BROUGHT IN THE SUPERIOR COURT OF FULTON COUNTY, GEORGIA OR IN ANY OTHER SUPERIOR COURT OF THE STATE OF GEORGIA OR IN THE U.S. DISTRICT COURT FOR THE NORTHERN DISTRICT OF GEORGIA. BORROWERS, BY THE EXECUTION OF THIS AGREEMENT, EXPRESSLY AND IRREVOCABLY ASSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY SUCH COURT IN ANY SUCH ACTION OR PROCEEDING. BORROWERS CONSENT TO THE SERVICE OF PROCESS RELATING TO ANY SUCH ACTION OR PROCEEDING BY MAIL TO THE ADDRESS SET FORTH IN THIS AGREEMENT.

     12.11. Continuing Obligation; Benefits. This Agreement, and each and every provision hereof, is a continuing obligation and shall (i) be binding upon the Borrowers and the Bank, and the Bank's and any other persons' who become bound as a borrower or a debtor to or under this Agreement, successors and assigns, and (ii) inure to the benefit of and be enforceable by the Borrowers and Bank and its successors and assigns; provided, that the Borrowers may not assign all or any part of this Agreement without the prior written consent of Bank, which consent may be granted or withheld in the sole discretion of Bank.

     12.12. Controlling Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia, except to the extent that the UCC provides for application of the law of another State.

     12.13. Standard of Review. Any document, writing or instrument required or permitted to be delivered to Bank under this Agreement shall be deemed satisfactory only if approved by Bank in the exercise of its sole discretion, and any act or approval permitted to be done by Bank under this Agreement shall be in Bank's sole discretion. Where in this Agreement reference is made to Bank's "discretion", or "sole discretion", said reference shall mean that with respect to the matter so designated, Bank shall have the absolute right to make decision with respect thereto and shall not be subject to any standard of good faith, fair dealing, reasonableness, or any other standard implied by any court or imposed by law, it being the intention of the parties that the decision of the Bank with respect to said matter shall be absolutely final and binding. In addition, (i) "includes" and "including," as used herein, are not limiting, (ii) "or," as used herein, is not exclusive, and
(iii) "all," as used herein, includes "any" and "any," as used herein, includes "all."

     12.14. Participation. Borrowers acknowledge that Bank may, at its option, sell participation interests in the Loans to participating banks. The amounts of any such participations shall be determined solely by the Bank. Borrowers agree with each present and future participant in the Loans, the names and addresses of which will be furnished to Borrowers, that if an Event of Default should occur, each present and future participant shall have all of the rights and remedies of Bank with respect to any deposit due from any participant to Borrowers, including the right to setoff any Obligations against said deposits. The execution by a participant of a participation agreement with Bank, and the execution by Borrowers of this Agreement, regardless of the order of execution, shall evidence an agreement between Borrowers and said participant in accordance with the terms of this Section.

     12.15. Miscellaneous. This Agreement and the instruments and agreements referred to herein or called for hereby supersede and incorporate all representations, promises, and statements, oral or written, made by the Bank in connection with the Loans. This Agreement may not be varied, altered, or amended except by a written instrument executed by an authorized officer of the Bank and Borrowers. This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but such counterparts shall together constitute one and the same instrument.
Any provision in this Agreement which may be unenforceable or invalid under any law shall be ineffective to the extent of such unenforceability or invalidity without affecting the enforceability or validity of any other provisions hereof.

     12.16. Joint and Several Liability. All obligations of each Person named as Borrowers shall be joint and several obligations of all such Persons. Each representation, warranty and covenant shall be deemed true and/or complied with, as the case may be, only (i) if true or complied with respect to each separate entity constituting a Borrower taken on its own without reference to the other Borrower entities, and (ii) if true or complied with respect to all entities constituting Borrowers taken as a whole.

     12.17.    General Waivers.    To the fullest extent permitted by
Applicable Law and except as otherwise is provided herein, Borrowers waive: (i) presentment, demand and protest and notice of presentment, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, contract rights, documents, instruments, chattel paper and guaranties at any time held by bank on which borrowers may in any way be liable; (ii) notice prior to Bank's taking possession or control of any of the Collateral or any bond or security which might be required by any court prior to allowing Bank to exercise any of Bank's remedies, including the issuance of an immediate writ of possession; (iii) the benefit of all valuation, appraisement and exemption laws; (iv) any right Borrowers may have upon payment in full of the Obligations to require Bank to terminate its security interest in the Collateral until the execution by Borrowers of an agreement indemnifying Bank from any loss or damage Bank may incur as the result of dishonored checks or other items of payment received by Bank from Borrowers or any Account Debtor and applied to the Obligations;
(v) notice of Bank's acceptance hereof or of any Loan Document, and (vi) any right to assert against any assignee of Bank of Bank's rights under this Agreement or any Loan Document, any claims, defenses or set-offs which Borrowers could assert against Bank except defenses which cannot, by law, be waived.

     12.18. Maximum Interest. Regardless of any provision contained in this Agreement or any of the Loan Documents, in no event shall the aggregate of all amounts that are contracted for, charged or collected pursuant to the terms of this Agreement, the Notes or any of the Loan Documents, and that are deemed interest under Applicable Law, exceed the Maximum Rate. No provision of this Agreement or in any of the Loan Documents or the exercise by Bank of any right hereunder or under any Loan Document or the prepayment by Borrowers of any of the Obligations or the occurrence of any contingency whatsoever, shall entitle Bank to charge or receive, or to require Borrowers to pay, interest or any amounts deemed interest by Applicable Law (such amounts being referred to herein collectively as "Interest") in excess of the Maximum Rate, and all provisions hereof or in any Loan Document which may purport to require
Borrowers to pay Interest exceeding the Maximum Rate shall be without binding force or effect to the extent only of the excess of Interest over such Maximum Rate. Any Interest charged or received in excess of the Maximum Rate ("Excess"), shall be conclusively presumed to be the result of an accident and bona fide error, and shall, to the extent received by Bank, at the option of Bank, either be applied to reduce the principal amount of the Obligations or returned to Borrowers. The right to accelerate the maturity of any of the Obligations does not include the right to accelerate unaccrued interest, and no such interest will be collected by Bank. All monies paid to Bank hereunder or under any of the Loan Documents shall be subject to any rebate of unearned interest as and to the extent required by Applicable Law. By the execution of this Agreement, Borrowers covenant that (i) the credit or return of any Excess shall constitute the acceptance by Borrowers of such Excess, and (ii) Borrowers shall not seek or pursue any other remedy, legal or equitable, against Bank, based in whole or in part upon contracting for, charging or receiving any Interest in excess of the Maximum Rate. For the purpose of determining whether or not any Excess has been contracted for, charged or received by Bank, all interest at any time contracted for, charged or received from Borrowers in connection with this Agreement shall, to the extent permitted by Applicable Law, be amortized, prorated, allocated and spread in equal parts throughout the full term of the Obligations. Borrowers and Bank shall, to the maximum extent permitted under Applicable Law, (i) characterize any non-principal payment as an expense, fee or premium rather than as Interest and (ii) exclude voluntary prepayments and the effects thereof. The provisions of this Section shall be deemed to be incorporated into the Notes and each Loan Document (whether or not any provision of this Section is referred to therein).

     12.19. Waiver of Right to Trial by Jury. BORROWERS AND BANK HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM, SETOFF, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING OUT OF OR IN ANY WAY PERTAINING OR RELATING TO THIS AGREEMENT, THE NOTE, THE LOAN DOCUMENTS, OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR (B) IN ANY WAY CONNECTED WITH OR PERTAINING OR RELATED TO OR INCIDENTAL TO ANY DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THIS AGREEMENT, THE NOTE, THE LOAN DOCUMENTS, OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR IN CONNECTION WITH THE TRANSACTIONS
RELATED THERETO OR CONTEMPLATED THEREBY OR THE EXERCISE OF EITHER PARTY'S RIGHTS AND REMEDIES THEREUNDER, IN ALL OF THE FOREGOING CASES WHETHER NOW EXISTING OR HEREAFTER ARISING, AND

WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. BORROWERS AND BANK AGREE THAT EITHER OR BOTH OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED AGREEMENT BETWEEN THE PARTIES IRREVOCABLY TO WAIVE TRIAL BY JURY, AND THAT ANY DISPUTE OR CONTROVERSY WHATSOEVER BETWEEN THEM SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

     12.20. AMENDMENT AND RESTATEMENT. THIS AGREEMENT IS AN AMENDMENT AND RESTATEMENT OF, AND REPLACES IN ITS ENTIRETY, (i) THAT CERTAIN $35,000,000.00 REVOLVING CREDIT FACILITY FROM BANK TO INNOTRAC DATED AS OF JANUARY 25, 1999, AND (ii) THAT CERTAIN SECURITY AGREEMENT EXECUTED BY iFULFILLMENT IN FAVOR OF BANK DATED AS OF MAY 31, 2002 (AND ANY DOCUMENTS RELATING THERETO), AND IS NOT INTENDED TO SERVE AS A NOVATION OR AN ACCORD AND SATISFACTION OF THE OBLIGATIONS EVIDENCED THEREBY.


                         (Signatures on Following Page)

      IN WITNESS WHEREOF, the Borrowers and the Bank have caused this instrument to be executed by their duly authorized officers and the Borrowers have caused their respective seals to be affixed as of the date first above written, in Atlanta, Georgia.


                              BORROWERS:

                              INNOTRAC CORPORATION, a Georgia corporation (SEAL)



                              By:     /s/ Scott D. Dorfman
                                      ---------------------------------------
                                      Scott D. Dorfman, Chairman, President
                                      and Chief Executive Officer


                              Attest: /s/ David L. Gamsey
                                      ---------------------------------------
                                      David L. Gamsey, Senior Vice President,
                                      Secretary and Chief Financial Officer




                              iFULFILLMENT, INC., a Georgia corporation (SEAL)



                              By:     /s/ Scott D. Dorfman
                                      ---------------------------------------
                                      Scott D. Dorfman, Chairman, President
                                      and Chief Executive Officer


                              Attest:  /s/ David L. Gamsey
                                       ---------------------------------------
                                       David L. Gamsey, Senior Vice President,
                                       Secretary and Chief Financial Officer




                              BANK:

                              SOUTHTRUST BANK, an Alabama banking corporation



                              By:      /s/ Noble Jones
                                       ---------------------------------------
                                       Noble Jones, Vice President

                                  EXHIBIT "A"

                               BORROWERS' REPORT













                                 Exhibit A-1

                          SOUTHTRUST BANK
                          COLLATERAL LOAN BANK REPORT

COMPANY: Innotrac Corporation and iFulfillment, Inc.   Report Date: ____________

This certifies that the information herein is true and correct and in compliance with the Second Amended and Restated Loan and Security Agreement ("Loan and Security Agreement") between Innotrac Corporation and iFulfillment, Inc. (collectively referred to as "Borrowers and SouthTrust Bank dated ________. This form is subject to change.

(All amounts in U.S. $ unless otherwise noted)
                                                                         iFulfillment          Innotrac
                                                                         ------------          --------
Section 1: Accounts Receivable Availability
 1. Accounts Receivables forward (Line 4 of prior report)                              +                 =          0.00
                                                                        -------------     -------------     ------------

 2. Additions to A/R:
      a. Invoices/Billings, Opening balance                                            +                 =          0.00
                                                                        -------------     -------------     ------------
      b. Return items debited to A/R                                                   +                 =          0.00
                                                                        -------------     -------------     ------------
      c. Other increases to A/R (non-A/R deposits, etc.)                               +                 =          0.00
                                                                        -------------     -------------     ------------
      d. Total Additions to A/R (Sum of Lines 2a through 2c)                     0.00  +           0.00  =          0.00
                                                                        -------------     -------------     ------------

 3. Deductions from A/R:
      a. Applied collections (from _______ to _______)                                 +                 =          0.00
                                                                        -------------     -------------     ------------
      b. Discounts, returns, allowances, adjustments                                   +                 =          0.00
                                                                        -------------     -------------     ------------
      c. Credit memos                                                                  +                 =          0.00
                                                                        -------------     -------------     ------------
      d. Other                                                                         +                 =          0.00
                                                                        -------------     -------------     ------------
      e. Total Deductions from A/R (Sum of Lines 3a through 3d)                  0.00  +           0.00  =          0.00
                                                                        -------------     -------------     ------------

 4. Total Ending A/R (Line 1 plus Line 2d less Line 3e)                          0.00  +           0.00  =          0.00
                                                                        =============     =============     ============

 5. Ineligible A/R
      a. Over 90 days from invoice date                                                +                 =          0.00
                                                                        -------------     -------------     ------------
      b. 50% Cross-Age rule (substantial delinquency)                                  +                 =          0.00
                                                                        -------------     -------------     ------------
      c. 25% Concentration rule (except BellSouth no limit)                            +                 =          0.00
                                                                        -------------     -------------     ------------
      d. Contra / Offset accounts                                                      +                 =          0.00
                                                                        -------------     -------------     ------------
      e. Related party /affiliate/ employee accounts                                   +                 =          0.00
                                                                        -------------     -------------     ------------
      f. Credit balances over 90 days                                                  +                 =          0.00
                                                                        -------------     -------------     ------------
      g. Finance / Service charges                                                     +                 =          0.00
                                                                        -------------     -------------     ------------
      h. Foreign accounts                                                              +                 =          0.00
                                                                        -------------     -------------     ------------
      i. U.S. Government accounts                                                      +                 =          0.00
                                                                        -------------     -------------     ------------
      j. Retainage / Customer deposits                                                 +                 =          0.00
                                                                        -------------     -------------     ------------
      k. Commissions                                                                   +                 =          0.00
                                                                        -------------     -------------     ------------
      l. Cash/COD                                                                      +                 =          0.00
                                                                        -------------     -------------     ------------
      m. Other                                                                         +                 =          0.00
                                                                        -------------     -------------     ------------
      n. Total Ineligible A/R (Sum of Lines 5a through 5m)                       0.00  +           0.00  =          0.00
                                                                        =============     =============     ============

 6. Eligible A/R (line 4 less Line 5n)                                           0.00  +           0.00  =          0.00
                                                                        =============     =============     ============

 7. A/R Availability (Line 6 x 85% Advance Rate)                                 0.00  +           0.00  =          0.00
                                                                        =============     =============     ============
Section 2: Inventory Availability                                                              Innotrac
                                                                                               --------
 8. Gross inventory                                                                                0.00  =          0.00
                                                                                          -------------     ------------

 9. Ineligible Inventory
      a. In Transit / Consigned / Offsite
                                                                                          -------------
      b. Work-in-process
                                                                                          -------------
      c. Packaging materials / Supplies
                                                                                          -------------
      d. Slow-Moving / Obsolete / Used / Scrap
                                                                                          -------------
      e. Other
                                                                                          -------------
      f. Total Ineligible Inventory (Sum of Lines 9a through 9e)                                                    0.00
                                                                                                            ============

10. Eligible Inventory (Line 8 less Line 9f)                                                                        0.00
                                                                                                            ============
      a. Eligible BellSouth Inventory (Sum of Lines 10a and 10b must equal Line 10)
                                                                                          -------------
      b. Eligible Non-BellSouth Inventory (Sum of Lines 10a and 10b must equal Line 10)
                                                                                          -------------

11. Inventory Availability
      a. Eligible BellSouth Inventory x 65% Advance Rate (Line 10a x 65%)                          0.00
                                                                                          -------------
      b. Eligible Non-BellSouth Inventory x 50% Advance Rate (Line 10b x 50%)                      0.00
                                                                                          -------------
      c. Total Inventory Availability before Cap (Sum of Lines 11a and 11b)                        0.00
                                                                                          -------------
      d. Inventory Cap = $20,000,000                                                      20,000,000.00
                                                                                          -------------

12. Total Inventory Availability after Cap (the lesser of Lines 11c and 11d)                                        0.00
                                                                                                            ============

Section 3: Total Availability and Excess Availability
13. Total Availability (Line 7 plus Line 12)                                                                        0.00
                                                                                                            ============

14. Loan Balance
      a. Loan balance forward
                                                                                          -------------
      b. Deduct payments (enter negative amount)
                                                                                          -------------
      c. Add advances requested
                                                                                          -------------
      d. Add reserve for L/C's
                                                                                          -------------
      e. Add other reserves
                                                                                          -------------
      f. Adjusted loan balance (Sum of Lines 14a through 14e)                                                       0.00
                                                                                                            ============

15. Line Limit                                                                            40,000,000.00
                                                                                          -------------

16. Excess Availability (Line 13 less Line 14f)  Negative amount indicates OVERADVANCE                              0.00
                                                                                                            ============

Company: Innotrac Corporation                Company: iFulfillment, Inc.

  BY: ______________________________           BY: _____________________________

 ITS: ______________________________          ITS: _____________________________

DATE: ______________________________         DATE: _____________________________

                                SOUTHTRUST BANK
                          COLLATERAL LOAN BANK REPORT


COMPANY:  Innotrac Corporation and iFulfillment, Inc.  Report Date:
          ------------------------------------------               -------------

This certifies that the information herein is true and correct and in compliance with the Second Amended and Restated-Loan and Security Agreement ("Loan and Security Agreement") between Innotrac Corporation and iFulfillment, Inc. (collectively referred to as "Borrowers") and SouthTrust Bank dated ___________. This form is subject to change.


(All amounts in U.S. $ unless otherwise noted)

SECTION 4:  CERTIFICATION

In compliance with the Loan and Security Agreement between Borrowers and SouthTrust Bank, the Borrowers hereby certify that all of said inventories are now at the below listed location(s), have the dollar values listed, are valued in accordance with generally accepted accounting principles at the lower of cost or market (unless otherwise specified), and are owned by the Borrowers free and clear of all claims or encumbrances, except for the security interest of SouthTrust Bank. The Borrowers agree that said inventories will not be removed without the written permission of SouthTrust Bank except for delivery to buyers in the ordinary course of business or other normal business reason. The Borrowers certify that all of said inventories have been produced in compliance with the requirements of the Federal Fair Labor Standards Act. The Borrowers understand that SouthTrust Bank will rely upon these representations in making or continuing loans under the Loan and Security Agreement with the Borrowers, and attaches to all such inventories through all stages of manufacture or production, and to the finished products and goods, and to all other inventories acquired by the Borrowers from time to time in the future.

SECTION 5:  INVENTORY

(ATTACH MONTHLY INVENTORY SUMMARY)

Value of Inventory as of (date):
                                 ------------------------

Total Inventory by Location and Type

iFulfillment, Inc.         Raw Material        WIP      Fin. Goods    Total
------------------         ------------        ---      ----------    -----
               Total:              0.00        0.00          0.00      0.00


Innotrac Corporation       Raw Material        WIP      Fin. Goods    Total
--------------------       ------------        ---      ----------    -----
BellSouth Inventory,
  6655 Sugarloaf Pkwy.                                                 0.00
Non-BellSouth Inventory,
  6655 Sugarloaf Pkwy.                                                 0.00
Other Location                                                         0.00
In-Transit                                                             0.00
                                                                      -----
               Total:              0.00        0.00          0.00      0.00


Total Value of Inventory (amount should match Financial Statements
and Section 2, Line 8)                                                      0.00
                                                                           -----

Company:  Innotrac Corporation               Company: iFulfillment, Inc.

     BY:                                          BY:
          ---------------------------                  -------------------------
    ITS:                                         ITS:
          ---------------------------                  -------------------------
   DATE:                                        DATE:
          ---------------------------                  -------------------------

                                  EXHIBIT "C"

                             LIENS AND ENCUMBRANCES

None.







                                  Exhibit C-1

                                  EXHIBIT "D"

                  COLLATERAL STATES AND OWNERSHIP INFORMATION


The following facilities are all leased by one or more of the Borrowers.

Collateral State Location       Name and Address of Landlord          Remaining Term
-------------------------       ----------------------------          --------------
Atlanta, Ga. "Sugarloaf"        Duke-Weeks Realty Corp                   67.5 months
                                3950 Shackleford Road, Suite 300
                                Duluth, Ga. 30096

Atlanta, Ga. "Satellite"        C.B. Richard Ellis                         20 months
                                715 Park North Boulevard
                                Clarkston, GA 30021

Pueblo, Colorado                Lockheed Martin Tactical                   19 months
                                1 William White Blvd
                                Pueblo, Co. 81001

Romeoville, Illinois            Windham Industrial Center                  57 months
                                1408 Lakeview Drive
                                Romeoville, IL 60446

Bolingbrook, Illinois           Delaware Investments                       58 months
                                1300 S. Clinton St.
                                Ft. Wayne IN 46802

Hebron, Kentucky                Prologis Development                       53 months
                                4710T Interstate Drive
                                Cincinnati, OH 45246

Reno, Nevada                    Reno Industrial Investments                55 months
                                P.O. Box 51913, Unit P
                                Los Angeles, CA 90051



                                  Exhibit D-1

                                  EXHIBIT "E"

                                 PENSION PLANS

Innotrac Employee 401(k) Defined Contribution plan

1997 Stock Option and Incentive Award Plan

2000 Stock Option and Incentive Award Plan.

Innotrac Corporation Deferred Compensation Plan, effective as of October 16, 1997 ("Rabbi Trust")

Amended and Restated Employment Agreement dated August 21, 2000, by and between David L. Gamsey and Innotrac Corporation

Employment Agreement dated August 31, 2000, by and between Scott D. Dorfman and Innotrac Corporation

Employment Agreement dated August 30, 2000, by and between David L. Ellin and Innotrac Corporation

Employment Agreement dated August 31, 2000, by and between Larry C. Hanger and Innotrac Corporation

Employment Agreement dated December 31, 2001, by and between Robert J. Toner, Jr. and Innotrac Corporation




                                  Exhibit E-1

                                  EXHIBIT "F"

                          INTELLECTUAL PROPERTY RIGHTS


See attached for trademark registrations and trademark and patent applications.

The Borrowers also have common law rights to their respective corporate names, trade secrets and trade dress.

Borrowers license software for use in their respective businesses pursuant to licenses from third-party manufacturers/programmers.




                                  Exhibit F-1

====================================================================================================================================
TUESDAY, APRIL 01, 2003           TRADEMARK LIST                                                                              PAGE 2
                                                                                               CASE
TRADEMARK NAME                          CLIENT                    ATTORNEYS                    NUMBER                   STATUS
====================================================================================================================================
DESIGN                                  I1240                     MJA  LJL                     175287                   Registered

Country: United States of America                                 VAN

                                        Owner: Innotrac Corporation

                                        Classes: 35, 38, 42


                                        Goods: Marketing support services, namely, identifying, acquiring, qualifying and distributing information with respect to
                                               potential customers; inventory management; preparing
                                               business reports for others; database management services;
                                               mailing list rentals; data entry services for others; identifying and locating dealers for access by potential customers;
                                               processing telephone, facsimile and on-line orders for others;
                                               on-line order verification; order fulfillment services for others, market research services, document copy services for others;
                                               providing on-line product information and information on
                                               potential customers for others; mailing services, namely,
                                               preparation of mailing lists and labels; preparation, handling and sorting of printed materials for mailing(C1.35);

                                               Telecommunications services; namely, providing a toll free customer line to facilitate telephone, facsimile and on-line address(C1.38);

                                               Desktop publishing and printing services for others(C1.42).
------------------------------------------------------------------------------------------------------------------------------------



====================================================================================================================================
                                        APPLICATION               REGISTRATION                 RENEWAL                  FIRST USE
                                        NUMBER/FILING DATE        NUMBER/DATE                  DATE                     DATE
====================================================================================================================================
DESIGN                                  75/448648                 2405041                      21-Nov-2010              28-Feb-1998

                                        11-Mar-1998               21-Nov-2000
Country: United States of America
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
TUESDAY, APRIL 01, 2003           TRADEMARK LIST                                                                              PAGE 5
                                                                                               CASE
TRADEMARK NAME                          CLIENT                    ATTORNEYS                    NUMBER                   STATUS
====================================================================================================================================
HELPING FULFILL THE PROMISE OF E-       I1240                     MJA  LJL                     267896                   Registered
COMMERCE

Country: United States of America                                 VAN

                                        Owner: iFulfillment, Inc.

                                        Classes: 35


                                        Goods: Providing order fulfillment and inventory management services to retailers, distributors and manufacturers.
------------------------------------------------------------------------------------------------------------------------------------



====================================================================================================================================
                                        APPLICATION               REGISTRATION                 RENEWAL                  FIRST USE
                                        NUMBER/FILING DATE        NUMBER/DATE                  DATE                     DATE
====================================================================================================================================
HELPING FULFILL THE PROMISE OF E-       75/793275                 2491885                      25-Sep-2011              30-Sep-1998
COMMERCE
                                        07-Sep-1999               25-Sep-2001
Country: United States of America

                                        Remarks:  From: I-Fulfillment, Inc.
                                                  To:   IFulfillment, Inc.
                                                  Reel 2388/Frame 0812/Recorded October 3, 2001
------------------------------------------------------------------------------------------------------------------------------------


====================================================================================================================================
                                                                                               CASE
TRADEMARK NAME                          CLIENT                    ATTORNEYS                    NUMBER                   STATUS
====================================================================================================================================
iF (stylized)                           I1240                     MJA  LJL                     267897                   Registered

Country: United States of America                                 VAN

                                        Owner: iFulfillment, Inc.

                                        Classes: 35


                                        Goods: Providing order fulfillment, order management, and inventory management services to retailers, distributors and
                                               manufacturers.
------------------------------------------------------------------------------------------------------------------------------------



====================================================================================================================================
                                        APPLICATION               REGISTRATION                 RENEWAL                  FIRST USE
                                        NUMBER/FILING DATE        NUMBER/DATE                  DATE                     DATE
====================================================================================================================================
iF (stylized)                           76/099978                 2475776                      07-Aug-2011              08-Mar-2000

Country: United States of America       01-Aug-2000               07-Aug-2001


                                        Remarks:  From: I-Fulfillment, Inc.
                                                  To:   IFulfillment, Inc.
                                                  Reel 2388/Frame 0812/Recorded October 3, 2001
------------------------------------------------------------------------------------------------------------------------------------


====================================================================================================================================
                                                                                               CASE
TRADEMARK NAME                          CLIENT                    ATTORNEYS                    NUMBER                   STATUS
====================================================================================================================================
iF (stylized)                           I1240                     MJA  LJL                     267898                   Registered

Country: United States of America                                 VAN

                                        Owner: iFulfillment, Inc.

                                        Classes: 35


                                        Goods: Providing order fulfillment, order management, and inventory management services to retailers, distributors and
                                               manufacturers.
------------------------------------------------------------------------------------------------------------------------------------



====================================================================================================================================
                                        APPLICATION               REGISTRATION                 RENEWAL                  FIRST USE
                                        NUMBER/FILING DATE        NUMBER/DATE                  DATE                     DATE
====================================================================================================================================
iF (stylized)                           75/793276                 2426480                      06-Feb-2011              30-Sep-1998

                                        07-Sep-1999               06-Feb-2001
Country: United States of America

                                        Remarks:  From: I-Fulfillment, Inc.
                                                  To:   IFulfillment, Inc.
                                                  Reel 2388/Frame 0812/Recorded October 3, 2001
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
TUESDAY, APRIL 01, 2003           TRADEMARK LIST                                                                              PAGE 6
                                                                                               CASE
TRADEMARK NAME                          CLIENT                    ATTORNEYS                    NUMBER                   STATUS
====================================================================================================================================
IFULFILLMENT                            I1240                     MJA  LJL                     267899                   Pending

Country: United States of America                                 VAN

                                        Owner: iFulfillment, Inc.

                                        Classes: 35


                                        Goods: Providing order fulfillment and inventory management services to retailers, distributors and manufacturers.
------------------------------------------------------------------------------------------------------------------------------------



====================================================================================================================================
                                        APPLICATION               REGISTRATION                 RENEWAL                  FIRST USE
                                        NUMBER/FILING DATE        NUMBER/DATE                  DATE                     DATE
====================================================================================================================================
IFULFILLMENT                            75/793277                                                                       30-Sep-1998

                                        07-Sep-1999
Country: United States of America

                                        Remarks:  From: I-Fulfillment, Inc.
                                                  To:   IFulfillment, Inc.
                                                  Reel 2388/Frame 0812/Recorded October 3, 2001
------------------------------------------------------------------------------------------------------------------------------------



====================================================================================================================================
                                                                                               CASE
TRADEMARK NAME                          CLIENT                    ATTORNEYS                    NUMBER                   STATUS
====================================================================================================================================
IFULFILLMENT                            I1240                     MJA  LJL                     267900                   Pending

Country: United States of America                                 VAN

                                        Owner: iFulfillment, Inc.

                                        Classes: 35


                                        Goods: Providing order fulfillment, order management, and inventory management services to retailers, distributors and
                                               manufacturers.
------------------------------------------------------------------------------------------------------------------------------------



====================================================================================================================================
                                        APPLICATION               REGISTRATION                 RENEWAL                  FIRST USE
                                        NUMBER/FILING DATE        NUMBER/DATE                  DATE                     DATE
====================================================================================================================================
IFULFILLMENT                            76/156025                                                                       31-Jan-2000

Country: United States of America       31-Oct-2000


                                        Remarks:  From: I-Fulfillment, Inc.
                                                  To:   IFulfillment, Inc.
                                                  Reel 2388/Frame 0812/Recorded October 3, 2001
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
TUESDAY, APRIL 01, 2003           TRADEMARK LIST                                                                             PAGE: 7
                                                                                               CASE
TRADEMARK NAME                          CLIENT                    ATTORNEYS                    NUMBER                   STATUS
====================================================================================================================================
INNOTRAC                                I1240                     MJA  LJL                     190693                   Registered

Country: European Community                                      VAN

                                        Owner: Innotrac Corporation

                                        Classes: 35, 38, 42


                                        Goods: Publishing and mailing of promotional and
                                               advertising packages(C1.35);

                                               Telecommunications services; namely, providing
                                               a toll free customer line and providing
                                               multiple user access to a global computer
                                               information network for the transfer and
                                               dissemination of a wide range of marketing,
                                               potential customer and product information;
                                               linking caller center representatives to
                                               databases in order to access data to answer
                                               customer services questions (C1.38);

                                               Answering technical questions relating to
                                               products or services supported and provision
                                               of information technology solutions for
                                               clients that enable them to transfer orders
                                               and consumer data electronically; printing
                                               services(C1.42)
------------------------------------------------------------------------------------------------------------------------------------



====================================================================================================================================
                                        APPLICATION               REGISTRATION                 RENEWAL                  FIRST USE
                                        NUMBER/FILING DATE        NUMBER/DATE                  DATE                     DATE
====================================================================================================================================
INNOTRAC                                1174960                   1174960                      17-May-2009

                                        17-May-1999               09-Jan-2001
Country: European Community
------------------------------------------------------------------------------------------------------------------------------------




====================================================================================================================================
                                                                                               CASE
TRADEMARK NAME                          CLIENT                    ATTORNEYS                    NUMBER                   STATUS
====================================================================================================================================
INNOTRAC                                I1240                     MJA  LJL                     171414                   Registered

Country: Georgia                                                  VAN

                                        Owner: Innotrac Corporation

                                        Classes: 1


                                        Goods: Publishing, Printing and Mailing Services -
                                        namely, desktop publishing and mechanical production,
                                        full service printing and bindery, high-speed
                                        duplication, personalized mailings, match mail, hand
                                        assembly, collation, kit and binder assembly,
                                        lettershop, mailing services, shrink wrapping
------------------------------------------------------------------------------------------------------------------------------------



====================================================================================================================================
                                        APPLICATION               REGISTRATION                 RENEWAL                  FIRST USE
                                        NUMBER/FILING DATE        NUMBER/DATE                  DATE                     DATE
====================================================================================================================================
INNOTRAC                                                          S-16747                      13-Nov-2007              28-Feb-1985

Country: Georgia                                                  13-Nov-1997

------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
TUESDAY, APRIL 01, 2003           TRADEMARK LIST                                                                              PAGE 8
                                                                                               CASE
TRADEMARK NAME                          CLIENT                    ATTORNEYS                    NUMBER                   STATUS
====================================================================================================================================
INNOTRAC                                I1240                     MJA  LJL                     171414-1                 Registered

Country: Georgia                                                  VAN

                                        Owner: Innotrac Corporation

                                        Classes: 2


                                        Goods: Management Services: Lead Management - namely, lead acquisition, data processing, lead qualification, information fulfillment, lead distribution, follow-up; Inventory Management - namely, automated inventory management; usage data, reorder levels and reorder capabilities, backorder notification; Reporting - namely, customized reports, tracking reports, marketing reports, inventory reports, trend analysis; and Database Management - namely, data entry and management, database enhancement, merge/purge capabilities, list rental, co-op fund management, warranty/registration, data entry, bingo/bounce back card management, dealer locator; Distribution Services:
                                               Order Processing - namely, order receipt via phone, fax, mail or electronic media, on-line access and e-mail, electronic order verification, invoicing and collection processing, caging and depositing of funds, charge back reporting by department, EDI and Internet access capabilities; Fulfillment -
                                               namely, fulfillment of products, literature and point-of-purchase materials, electronic distribution of literature, computerized inventory management system, reorder points and built-in backorder notification, weight verification of materials, manifest delivery services systems, shrink wrapping

------------------------------------------------------------------------------------------------------------------------------------



====================================================================================================================================
                                        APPLICATION               REGISTRATION                 RENEWAL                  FIRST USE
                                        NUMBER/FILING DATE        NUMBER/DATE                  DATE                     DATE
====================================================================================================================================
INNOTRAC                                                          S-16745                      13-Nov-2007              28-Feb-1985
                                                                13-Nov-1997
Country: Georgia

------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
TUESDAY, APRIL 01, 2003           TRADEMARK LIST                                                                              PAGE 9
                                                                                               CASE
TRADEMARK NAME                          CLIENT                    ATTORNEYS                    NUMBER                   STATUS
====================================================================================================================================
INNOTRAC                                I1240                     MJA   LJL                   171414-2                   Registered
Country: Georgia                                                  VAN

                                        Owner: Innotrac Corporation

                                        Classes: 5

                                        Goods: Communications - Teleservicing services - namely, inbound 800 number programs, broadcast fax, fax on-demand, order taking, dealer locator, cross-selling, customer service, lead solicitation, prospect qualification, information verification, market research, voice response services

------------------------------------------------------------------------------------------------------------------------------------



====================================================================================================================================
                                        APPLICATION               REGISTRATION                 RENEWAL                  FIRST USE
                                        NUMBER/FILING DATE        NUMBER/DATE                  DATE                     DATE
====================================================================================================================================
INNOTRAC                                                          S-16746                      13-Nov-2007              28-Feb-1985
                                                                13-Nov-1997
Country: Georgia

------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
TUESDAY, APRIL 01, 2003           TRADEMARK LIST                                                                             PAGE 10
                                                                                               CASE
TRADEMARK NAME                          CLIENT                    ATTORNEYS                    NUMBER                   STATUS
====================================================================================================================================
INNOTRAC                                I1240                     MJA  LJL                     171414                   Registered

Country: United States of America                                 VAN

                                        Owner: Innotrac Corporation

                                        Classes: 35, 38, 42


                                        Goods: Marketing support services; namely, identifying,
                                        acquiring, qualifying and distributing information with
                                        respect to potential customers; inventory management;
                                        preparing business reports for others; database management services; mailing list rentals; data entry services for
                                        others; identifying and locating dealers for access by
                                        potential customers; processing telephone, facsimile and
                                        on-line orders for others; on-line order verification; order fulfillment services for others; market research services, document copy services for others; providing on-line product information and information on potential customers for
                                        others; mailing services, namely, preparation of mailing
                                        lists and labels; preparation, handling and sorting of
                                        printed materials for mailing(Cl.35);

                                        Telecommunications services; namely, providing a toll free customer line to facilitate telephone, facsimile and on-line address(Cl.38);

                                        Desktop publishing and printing services for others(Cl.42).
------------------------------------------------------------------------------------------------------------------------------------



====================================================================================================================================
                                        APPLICATION               REGISTRATION                 RENEWAL                  FIRST USE
                                        NUMBER/FILING DATE        NUMBER/DATE                  DATE                     DATE
====================================================================================================================================
INNOTRAC                                75/389180                 2401195                      07-Nov-2010              01-Feb-1985

Country: United States of America       12-Nov-1997               07-Nov-2000
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
TUESDAY, APRIL 01, 2003           TRADEMARK LIST                                                                             PAGE 11
                                                                                               CASE
TRADEMARK NAME                          CLIENT                    ATTORNEYS                    NUMBER                   STATUS
====================================================================================================================================
INNOTRAC                                I1240                     MJA  LJL                     191561                   Registered

Country: United States of America                                 VAN

                                        Owner: Innotrac Corporation

                                        Classes: 35, 42


                                        Goods: Marketing support services; namely, identifying,
                                        acquiring, qualifying and distributing information with
                                        respect to potential customers; inventory management;
                                        preparing business reports for others; database management services; mailing list rentals; data entry services for
                                        others; identifying and locating dealers for access by
                                        potential customers; processing telephone, facsimile and
                                        on-line orders for others; on-line order verification; order fulfillment services for others; market research services, document copy services for others; providing on-line product information and information on potential customers for
                                        others; mailing services, namely, preparation of mailing
                                        lists and labels; preparation, handling and sorting of
                                        printed materials for mailing(Cl.35);

                                        Desktop publishing and printing services for others(Cl.42).
------------------------------------------------------------------------------------------------------------------------------------



====================================================================================================================================
                                        APPLICATION               REGISTRATION                 RENEWAL                  FIRST USE
                                        NUMBER/FILING DATE        NUMBER/DATE                  DATE                     DATE
====================================================================================================================================
INNOTRAC                                75/395829                 2403107                      14-Nov-2010              01-Aug-1984

Country: United States of America       25-Nov-1997               14-Nov-2000
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
TUESDAY, APRIL 01, 2003           TRADEMARK LIST                                                                             PAGE 12
                                                                                                  CASE
TRADEMARK NAME                          CLIENT                       ATTORNEYS                    NUMBER                 STATUS
====================================================================================================================================
INNOTRAC (and design)                   I1240                        MJA  LJL                     190692                  Registered

Country: European Community                                          VAN

                                        Owner: Innotrac Corporation

                                        Classes: 35, 38, 42


                                        Goods:   Marketing support services; namely, identifying, acquiring, qualifying and distributing information with respect to potential customers; inventory management;
                                                 preparing business reports for others; database management services; mailing list rentals; data entry services for others; identifying and locating dealers for access by potential customers; processing telephone facsimile and on-line orders for others; order verification and processing of collections; order fulfillment services for others; market research services; document copy services for others;
                                                 direct mail advertising for others; mailing services (disseminating advertising and promotional matter) (C1.35);

                                                 Telecommunications services; namely, providing a toll free customer line and providing multiple user access to a global computer information network for the transfer and dissemination of a wide range of marketing, potential customer and product information (C1.38);

                                                 Providing information technology solutions and answering technical support questions by telephone; printing (C1.42)

------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
                                        APPLICATION               REGISTRATION                 RENEWAL                  FIRST USE
                                        NUMBER/FILING DATE        NUMBER/DATE                  DATE                     DATE
====================================================================================================================================
INNOTRAC  (and design)                     1174994                1174994                   17-May-2009
                                           17-May-1999            28-Nov-2000
Country: European Community

------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
TUESDAY, APRIL 01, 2003           TRADEMARK LIST                                                                            PAGE 13
                                                                                               CASE
TRADEMARK NAME                          CLIENT                    ATTORNEYS                    NUMBER                   STATUS
====================================================================================================================================
INNOTRAC (and design)                   I1240                     MJA  LJL                     175288                  Registered

Country: United States of America                                 VAN

                                        Owner: Innotrac Corporation

                                        Classes: 35, 38, 41

                                        Goods: Marketing support services; namely, identifying, acquiring, qualifying and distributing information with respect to
                                               potential customers; inventory management; preparing
                                               business reports for others; database management services;
                                               mailing list rentals; data entry services for others;
                                               identifying and locating dealers for access by potential customers;
                                               processing telephone, facsimile and on-line orders for others;
                                               on-line order verification; order fulfillment services for others, market research services, document copy services for others;
                                               providing on-line product information and information on potential customers for others; mailing services, namely, preparation of mailing lists and labels; preparation, handling and sorting of printed materials for mailing (C1.35);

                                               Telecommunications services; namely, providing a toll free customer line to facilitate telephone, facsimile and on-line address (C1.38);

                                               Desktop publishing and printing services for others (C1.42)
------------------------------------------------------------------------------------------------------------------------------------



====================================================================================================================================
                                       APPLICATION               REGISTRATION                 RENEWAL                  FIRST USE
                                       NUMBER/FILING DATE        NUMBER/DATE                  DATE                     DATE
====================================================================================================================================
INNOTRAC (and design)                  75/448352                 2457683                      05-Jun-2011              28-Feb-1998

Country: United States of America      11-Mar-1998               05-Jun-2001
------------------------------------------------------------------------------------------------------------------------------------


====================================================================================================================================
TUESDAY, APRIL 01, 2003           TRADEMARK LIST
                                                                                               CASE
TRADEMARK NAME                          CLIENT                    ATTORNEYS                    NUMBER                   STATUS
====================================================================================================================================
NORCROSS GRAPHICS                      I1240                     MJA  LJL                     049119                    Expired

Country: Georgia                                                 VAN

                                       Owner: Innotrac Printing & Graphics, Inc.

                                       Classes: 2

                                       Goods: Services related to printing and graphics

------------------------------------------------------------------------------------------------------------------------------------



====================================================================================================================================
                                       APPLICATION               REGISTRATION                 RENEWAL                  FIRST USE
                                       NUMBER/FILING DATE        NUMBER/DATE                  DATE                     DATE
====================================================================================================================================
NORCROSS GRAPHICS                                                S-7266                       02-Jan-1997              01-Jan-1976

Country: Georgia                                                 02-Jan-1987

------------------------------------------------------------------------------------------------------------------------------------


====================================================================================================================================
TUESDAY, APRIL 01, 2003           TRADEMARK LIST                                                                            PAGE 14
                                                                                               CASE
TRADEMARK NAME                          CLIENT                    ATTORNEYS                    NUMBER                   STATUS
====================================================================================================================================
TRACK PICK PACK                         I1240                     MJA  LJL                     267901                   Registered

Country: United States of America                                 VAN

                                        Owner: iFulfillment, Inc.

                                        Classes: 35
                                        Goods: Providing order fulfillment, order management,
                                              and inventory management services to retailers,
                                              distributors and manufacturers.
------------------------------------------------------------------------------------------------------------------------------------



====================================================================================================================================
                                       APPLICATION               REGISTRATION                 RENEWAL                  FIRST USE
                                       NUMBER/FILING DATE        NUMBER/DATE                  DATE                     DATE
====================================================================================================================================
TRACK PICK PACK                        76/146579                  2501993                     30-Oct-2001              18-Sep-2000

Country: United States of America      16-Oct-2000                30-Oct-2001

                                       Remarks:  From: iFulfillment, Inc.
                                                 To:   iFulfillment, Inc.
                                                 Reel 2388/Frame 0812/October 3, 2001
------------------------------------------------------------------------------------------------------------------------------------

PLEASE RETURN THIS CARD, INDICATING RECEIPT DATE AND SERIAL NO., IF APPLICABLE, OF THE FOLLOWING

Utility Transmittal Form, Fee Transmittal, Specification (25pp.), Drawings 4 Sheets, (Figs. 1-5), Executed Declaration (5pp.), Recordation Form Cover Sheet, Assignments (5pp.), Information Disclosure Statement, Form 1449, Copies of References, Nonpublication Request Form, Checks for $780 and $40
-------------------------------------------------------------------------------

Applicant(s):  Barrett KREINER, et al.

Title:         SYSTEM FOR MONITORING AND TRACKING OBJECTS

Serial No.:    Not Yet Assigned

Filing Date:   Herewith

Docket No.:    36968.275944 (BS01426)

Due Date:      -

TW/MW

                                  EXHIBIT "G"

                             COMPLIANCE CERTIFICATE

SouthTrust Bank
360 Interstate North Parkway, Suite 500
Atlanta, Georgia 30339
Attn: Asset-Based Lending

     In accordance with the requirements of that certain Second Amended and
Restated Loan and Security Agreement ("Loan Agreement") dated April   , 2003,
between INNOTRAC CORPORATION, a Georgia corporation and IFULFILLMENT, INC., a Georgia corporation (collectively, the "Borrowers"), and SOUTHTRUST BANK ("Bank"), the undersigned officer(s) of Borrowers, based upon our review of the consolidated balance sheets and statements of income of the Borrowers for the
(month, quarter, fiscal year) ending           ,          , DO HEREBY CERTIFY
THAT IN OUR OFFICIAL CAPACITIES ON BEHALF OF BORROWERS:

     (1) The Borrowers are in compliance with the following financial covenants. (Capitalized terms used herein but not otherwise defined herein shall have the meanings set forth in the Loan Agreement.)

     FINANCIAL COVENANT                      REQUIRED    ACTUAL    DEFAULT

Minimum Adjusted Tangible Net Worth          --------    -------   --------
Maximum Leverage Ratio                       --------    -------   --------
Minimum Fixed Charge Coverage Ratio          --------    -------   --------

     (2) To the best of my (our) knowledge, Borrowers have kept, observed, performed, and fulfilled each and every undertaking contained in the Loan Agreement and are not at this time in default in the observance or performance of any terms or conditions of the Loan Agreement, on the date hereof, except as
follows:                                    (if none, so state).
        ------------------------------------

     (3) And, no Event of Default has occurred and is continuing that, with the giving of notice or the passage of time or both, would be an Event of Default,
on the date hereof, except as follows:                      (if none, so state).
                                      ----------------------

Without limiting the generality of the foregoing, Borrowers are Solvent as of the date hereof.

I (we) further certify to you in our official capacities of the Borrowers that:


     No material adverse change has occurred in either the financial condition or the business of the Borrowers since the date of the Loan Agreement and that all representations and warranties set forth within the Loan Agreement are true as of the date hereof.


                                  Exhibit G-1

     During the period noted above, Borrowers have not changed their respective name, their respective places of business, principal executive officers, nor have they become a surviving corporation in a merger, nor have they changed the places where the Collateral is located.

Executed this      day of               ,  200  .
              ----        --------------      --

                                            Signed:
                                                   -----------------------------
                                            Print Name:
                                                       -------------------------
                                            Print Title:
                                                        ------------------------


                                            Signed:
                                                   -----------------------------
                                            Print Name:
                                                       -------------------------
                                            Print Title:
                                                        ------------------------



                                 Exhibit G - 1

                                  EXHIBIT "H"

                             MATERIAL SUBSIDIARIES


None.



                                 Exhibit H - 1

                                  EXHIBIT "I"

                            LIST OF DEPOSIT ACCOUNTS

Banking Institution   State     Account Name                      Account Number
-------------------   -----     ------------                      --------------
Southtrust Bank       Alabama   Innotrac Master Account             66-912-510

Southtrust Bank       Alabama   I-F Acquisition Operating Account   73-703-261

Nevada State Bank     Nevada    UDS, a division of Innotrac Corp.   762009325

                                 Exhibit I - 1

                                  EXHIBIT "J"

                        LIST OF LETTER-OF-CREDIT RIGHTS



None.










                                 Exhibit J - 1

                                  EXHIBIT "K"
                                LIST OF BAILEES





                                   Description of               Location of
Bailee Name    Bailee Address   Inventory and Equipment    Inventory and Equipment
-----------    --------------   -----------------------    -----------------------


None.










                                  Exhibit K-1

                                  EXHIBIT "L"
                                  TRADE NAMES

I-F Acquisition, Inc., a Georgia corporation and wholly-owned subsidiary of Innotrac, was formed in July 2001 to acquire all of the assets of iFulfillment, Inc., a Delaware corporation. Shortly after closing of the acquisition, I-F Acquisition, Inc. to iFulfillment, Inc.

UDS, a Nevada corporation, merged with an into Innotrac Corporation in December 2000. Innotrac was the surviving corporation.

After the UDS merger, Innotrac occasionally used the trade or fictitious names 'UDS,' 'UDS, a Division of Innotrac,' 'UDS, an Innotrac Company,' 'UDS Division, Innotrac Corporation' and similar derivations in connection with Innotrac's Reno, Nevada operations. Innotrac no longer uses such names in connection with its Reno, Nevada operations.

Innotrac occasionally uses the names of its subsidiary, 'iFulfillment, 'iFulfillment, an Innotrac Company,' 'iFulfillment, a Division of Innotrac,' 'iFulfillment, Inc.' or similar derivations.


iFulfillment occasionally uses the name of its parent, 'Innotrac' or 'Innotrac Corporation,' and occasionally uses derivations such as 'iFulfillment, an Innotrac Company,' and 'iFulfillment, a Division of Innotrac.'

Innotrac previously occasionally used the name of its former subsidiary or derivations of the name, 'Return.com Online, LLC,' 'Return.com, 'Return.com, an Innotrac Company,' 'Return.com, a Division of Innotrac' or similar derivations. It no longer does.



                                  Exhibit L-1

                                  EXHIBIT "M"

                          Debts and Other Obligations

Credit Facility with Southtrust Bank

Capital Leases                      Location                 Equipment Leased
-----------------------------------------------------------------------------------
Deerbart Financial Services #1      Bolingbrook, IL         Warehouse Equipment
Deerbart Financial Services #2      Bolingbrook, IL         Telephone System
Deerbart Financial Services #3      Bolingbrook, IL         Warehouse Equipment
Deerbart Financial Services #4      Bolingbrook, IL         Warehouse Equipment
IBM Credit Corporation              Bolingbrook, IL         Computer Equipment
Crown Credit Company                Bolingbrook, IL         Lift Equipment

Operating Leases                    Location                 Equipment Leased
-----------------------------------------------------------------------------------
Computer Sales International, Inc.  Atlanta, GA              Computer Hardware
Manifest Group                      Atlanta, GA              Copier
Matrix Funding                      Atlanta, GA              Warehouse Equipment
Ascom Hasler                        Atlanta, GA              Postage Meter Equipment
CFC Investment Company              Hebron, KY               Lift Equipment
Crown Credit Company                Atlanta, GA              Lift Equipment
Crown Credit Company                Reno, NV                 Lift Equipment
Crown Credit Company                Romeoville, IL           Lift Equipment
Crown Credit Company                Bolingbrook, IL          Lift Equipment
OKI Systems                         Hebron, KY               Lift Equipment


                                  Exhibit M-1

                                  EXHIBIT "N"

                               PENDING LITIGATION

1. Claim of Kevin McLoughlin - Mr. McLoughlin was employed by Innotrac until his termination in a force reduction on or about November 1, 2002. Mr. McLoughlin, through his attorney, has asserted a claim for commissions that he allegedly earned before his termination but that have not been paid to him. Innotrac has denied that it owes any commissions to Mr. McLoughlin. As of the date hereof, Mr. McLoughlin has not filed any complaint or charge against the Borrowers.

2. Greg Majewski v. Innotrac Corporation, Civil Action No. 02-D-0670 (CBS)(D. Colo.) - This lawsuit was filed in a Colorado state court by an employee who was terminated in a November 2001 force reduction. Innotrac removed the case to the United States District Court for the District of Colorado on the grounds of diversity of citizenship jurisdiction. Mr. Majewski alleges that Innotrac breached an employment contract between the himself and Innotrac by terminating his employment and by failing to compensate him for a suggestion he made to Innotrac. Alternatively, Mr. Majewski asserts a claim for promissory estoppel based on the same actions by Innotrac. Mr. Majewski seeks consequential, general, and special damages in an unspecified amount for lost wages, benefits, perquisites of employment, and emotional pain and suffering. Innotrac has filed an answer to the complaint denying liability, and the case is in discovery.

3. Securities and Exchange Commission Investigation. On February 28, 2001, the Securities and Exchange Commission ("SEC") served subpoenas Innotrac, Scott
   D. Dorfman, and two of the Company's then-incumbent directors, William H. Scott, III (former director) and Martin J. Blank, requesting documents and sworn testimony These subpoenas were served in connection with a formal investigation that the Staff of the SEC was conducting concerning the possibility of insider trading in Innotrac's stock during December 1999 and January 2000. The responses to the subpoenas were filed during the week of March 19, 2001, and the SEC Staff has now taken sworn testimony from Scott D. Dorfman, William H. Scott, III, and Martin J. Blank. Innotrac has had no contact from the SEC concerning this matter since mid-2001.

4. Kevin Saulny v. Innotrac Corporation. U.S. Dist. Ct., N.D. Ga., Civil Action File No. 1:02-CV-3127-TWT. On November 18, 2002, Mr. Saulny, former Human Resources Director for Innotrac, filed a lawsuit against Innotrac alleging that he was offered a racially disparate severance package in violation of Title VII of the Civil Rights Act of 1964. It is unclear whether Mr. Saulny is also claiming race discrimination related to his termination. Mr. Saulny was hired by Innotrac in July 2000 and was terminated in June 2002 when his position with Innotrac was eliminated. Mr. Saulny was offered four weeks of severance pay in accordance with Innotrac's severance pay guidelines. Mr. Saulny declined the severance package, and instead filed a charge of discrimination with the Equal Employment Opportunity Commission ("EEOC"). The EEOC dismissed Mr. Saulny's complaint without finding that a violation of Title VII had occurred, and issued him a Dismissal and Notice of Rights. Mr. Saulny subsequently initiated this lawsuit. Innotrac filed an Answer to Mr. Saulny's Complaint on January 27, 2003, denying the allegations that it discriminated against him because of his race. The case is currently in discovery.

5. Melissa Sanders v. Innotrac Corporation and Daryl Walter. U.S. Dist Ct., N.D. Ga., Atlanta Division, Civil Action File No. 1:02-CV-1065-BBM. The Complaint alleges that Daryl Walter, a supervisor, subjected Plaintiff Melissa Sanders, a former employee of Innotrac, to unlawful sexual harassment. Plaintiff has also asserted a claim for intentional infliction of emotional distress against Innotrac and a claim for battery against Defendant Daryl Walter. The Complaint is currently pending in the Northern District of Georgia. The case is currently in discovery.